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                                                                      Exhibit 99


                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

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In re:                                        :
                                              :      Chapter 11
SUN TV AND APPLIANCES, INC.                   :
AND SUN TELEVISION AND                        :      Case No. 98-2107 (MFW)
APPLIANCES, INC.,                             :
                                              :      Jointly Administered
                   Debtors.                   :
                                              :
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 FINDINGS OF FACT AND CONCLUSIONS OF LAW RELATING TO CONFIRMATION OF, AND ORDER
  UNDER 11 U.S.C. SECTION 1129(a) AND (b) CONFIRMING, FIRST AMENDED JOINT PLAN
          OF LIQUIDATION OF SUN TV UNDER CHAPTER 11 OF BANKRUPTCY CODE
          ------------------------------------------------------------



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                               TABLE OF CONTENTS(1)


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
RECITALS .......................................................................1


FINDINGS OF FACT AND CONCLUSIONS OF LAW.........................................3

1.  CORE PROCEEDING (28 U.S.C. SECTION 157(B)(2))...............................3

2.  TRANSMITTAL AND MAILING OF MATERIALS; NOTICE................................3

3.  PLAN COMPLIANCE WITH BANKRUPTCY CODE (11 U.S.C. SECTION 1129(A)(1)).........3

    (A) PROPER CLASSIFICATION (11 U.S.C. SECTIONS 1122, 1123(A)(1)).............3
    (B) SPECIFIED TREATMENT OF UNIMPAIRED CLASSES (11 U.S.C. SECTION 1123(A)(2))4
    (C) SPECIFIED TREATMENT OF IMPAIRED CLASSES (11 U.S.C. SECTION 1123(A)(3))..4
    (D) NO DISCRIMINATION (11 U.S.C. SECTION 1123(A)(4))........................4
    (E) IMPLEMENTATION OF THE PLAN (11 U.S.C. SECTION 1123(A)(5))...............4
    (F) NONVOTING SECURITIES (11 U.S.C. SECTION 1123(A)(6)).....................5
    (G) ENGAGEMENT OF DEBTOR OFFICERS (11 U.S.C. SECTION 1123(A)(7))............5

4.  SUN TV'S COMPLIANCE WITH THE BANKRUPTCY CODE
    (11 U.S.C. SECTION 1129(A)(2))..............................................5

5.  PLAN PROPOSED IN GOOD FAITH (11 U.S.C. SECTION 1129(A)(3))..................6

6.  PAYMENTS FOR SERVICES OR COSTS AND EXPENSES
    (11 U.S.C. SECTION 1129(A)(4))..............................................6

7.  DIRECTORS, OFFICERS AND TRUSTEES (11 U.S.C. SECTION 1129(A)(5)).............6

8.  NO RATE CHANGES (11 U.S.C. SECTION 1129(A)(6))..............................6

9.  BEST INTERESTS OF CREDITORS TEST (11 U.S.C. SECTION 1129(A)(7)).............7

10. ACCEPTANCE BY CERTAIN CLASSES (11 U.S.C. SECTION 1129(A)(8))................7

11. TREATMENT OF ADMINISTRATIVE AND TAX CLAIMS
    (11 U.S.C. SECTION 1129(A)(9))..............................................7

12. ACCEPTANCE BY IMPAIRED CLASSES (11 U.S.C. SECTION 1129(A)(10))..............7


-------------------

(1) All capitalized terms not defined in this Order have the meanings ascribed to them in the Plan.


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

13. FEASIBILITY (11 U.S.C. SECTION 1129(A)(11))...............................7

14. PAYMENT OF FEES (11 U.S.C. SECTION 1129(A)(12))...........................7

15. CONTINUATION OF RETIREE BENEFITS (11 U.S.C. SECTION 1129(A)(13))..........7

16. FAIR AND EQUITABLE; NO UNFAIR DISCRIMINATION (11 U.S.C. SECTION 1129(B))..8

17. PRINCIPAL PURPOSE OF PLAN (11 U.S.C. SECTION 1129(D)).....................8

18. SUBSTANTIVE CONSOLIDATION.................................................8

19. OBJECTIONS................................................................8

20. GOOD FAITH SOLICITATION (11 U.S.C. SECTION 1125(E)).......................8

21. RELEASE, INJUNCTION AND EXCULPATION.......................................9

22. TRANSFER OF PROPERTY......................................................9

23. CONDITIONS TO CONFIRMATION................................................9

24. JURISDICTION..............................................................9

25. 9019 SETTLEMENT...........................................................9

DECREES .....................................................................10

26. CONFIRMATION.............................................................10

27. OBJECTIONS...............................................................10

28. PROVISIONS OF PLAN AND ORDER NONSEVERABLE AND MUTUALLY DEPENDENT.........10

29. EXECUTORY CONTRACTS AND UNEXPIRED LEASES.................................10

30. RELEASES, EXCULPATION, INJUNCTION, AND PRESERVATION OF
    CAUSES OF ACTION.........................................................11

    (A) RELEASE OF THE DEBTORS...............................................11
    (B) RELEASES OF OFFICERS, DIRECTORS, EMPLOYEES, AND PROFESSIONALS........11
    (C) INJUNCTION...........................................................11
    (D) SATISFACTION OF CLAIMS AND EQUITY INTERESTS..........................11
    (E) EXCULPATION..........................................................12
    (F) PRESERVATION OF CAUSES OF ACTION; DEFENSES...........................12

31. NO RECOURSE..............................................................12

32. SUBSTANTIVE CONSOLIDATION................................................12

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33. APPROVAL OF OFFICERS, DIRECTORS, CONTINUING EXISTENCE....................13

34. EFFECTUATING DOCUMENTS AND FURTHER TRANSACTIONS..........................14

35. RESOLUTION OF DISPUTED CLAIMS............................................14

36. NO DISTRIBUTION PENDING ALLOWANCE........................................15

37. LATE CLAIMS..............................................................15

38. GENERAL AUTHORIZATIONS...................................................15

39. CANCELLATION OF EQUITY INTERESTS.........................................15

40. EXEMPTION FROM TRANSFER TAXES............................................15

41. RULE 9019 SETTLEMENT.....................................................15

42. RATIFICATION.............................................................15

43. CONFLICTS................................................................16

44. DISSOLUTION OF CREDITORS' COMMITTEE......................................16

45. PLAN AND CONFIRMATION ORDER BINDING......................................16

46. SEPARATE ORDER FOR EACH SUN TV ENTITY....................................16

47. PLAN PROVISIONS TO BE GIVEN EFFECT.......................................17

48. PLAN CLASSIFICATION CONTROLLING..........................................17

49. THE RECORD...............................................................17

50. FINAL FEE APPLICATION FOR PROFESSIONAL FEES..............................17

51. POST-CONFIRMATION DATE FEES AND EXPENSES OF PROFESSIONALS................17

52. NO INTEREST..............................................................18

53. RETENTION OF JURISDICTION................................................18

54. NOTICE OF EFFECTIVE DATE.................................................18

55. SUFFICIENCY OF NOTICE OF EFFECTIVE DATE..................................18

56. RETURNED MAIL............................................................18

57. AUTHORIZATION TO CLOSE...................................................19

                                      iii

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                                    RECITALS
                                    --------


                  WHEREAS, Sun TV and Appliances, Inc. and Sun Television and Appliances, Inc., debtors and debtors in possession in these chapter 11 cases (collectively, "Sun TV"), filed with this Court the first amended joint plan of liquidation of Sun TV under chapter 11 of the Bankruptcy Code(2) dated November 15, 1999 (as amended, the "Plan"), the disclosure statement, pursuant to section 1125 of the Bankruptcy Code with respect to the Plan, dated November 15, 1999 (as amended, the "Long-Form Disclosure Statement"), and the summary disclosure statement, pursuant to section 1125 of Bankruptcy Code with respect to the Plan, dated November 15, 1999 (as amended, the "Summary Disclosure Statement," and together with the Long-Form Disclosure Statement, the "Disclosure Statements"); and

                  WHEREAS, pursuant to an order dated November 16, 1999 (the "Disclosure Statement Approval Order"), this Court, among other things, approved the Disclosure Statements in all respects, fixed December 22, 1999 as the date for the hearing to consider confirmation of the Plan, and established certain procedures for soliciting and tabulating votes with respect to the Plan; and

                  WHEREAS, on December 21, 1999, Sun TV filed the Vote Certification Package in connection with the Plan (the "Vote Certification Package"), showing that, in accordance with the applicable Bankruptcy Rules and paragraphs 17 through 19 of the Disclosure Statement Approval Order, the Notice of Confirmation Hearing, the Long-Form Disclosure Statement (and the Plan attached thereto) or the Summary Disclosure Statement (and the Plan attached thereto), as appropriate, the Disclosure Statement Approval Order and, to the extent required by the Disclosure Statement Approval Order, a Ballot, were mailed and transmitted by United States mail first-class postage prepaid no later than November 19, 1999 to, as set forth in the exhibits to the Vote Certification Package, (i) claimants holding Priority Tax Claims, (ii) counsel to BankBoston Retail Finance, Inc., Riemer & Braunstein, 3 Center Plaza, Boston, Massachusetts 02018 (Attn: David S. Berman, Esq.) and Richards, Layton & Finger, P.O. Box 55, Wilmington, Delaware 19899 (Attn: Mark D. Collins, Esq.); (iii) claimants holding Claims in Classes designated as unimpaired under the Plan,
(iv) claimants holding Claims in Classes designated as impaired and entitled to vote on the Plan (A) who have filed timely proofs of claim (or untimely proofs of claim which have been Allowed as timely by order of this Court under applicable law on or before the Record Date) that have not been disallowed by an order of this Court entered on or

----------------

(2) Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

before the Record Date or (B) whose Claims are scheduled in the Schedules filed on or before the Record Date (other than those scheduled as unliquidated, contingent or disputed); (v) holders of Equity Interests designated as impaired under the Plan and who will receive no distributions under the Plan; and (vii) entities that requested notices under Bankruptcy Rule 2002; and

                  WHEREAS, Sun TV filed the affidavits of Traci Hanson of The Wall Street Journal, sworn to on November 23, 1999, and William Goddard of The Columbus Dispatch, sworn to on December 6, 1999 (each, a "Publication Affidavit") setting forth the time and manner of the publication of the notices approved by this Court in paragraph 21 of the Disclosure Statement Approval Order for publication in (a) The Wall Street Journal (national edition) and (b) The Columbus Dispatch, and showing that such notices were published in accordance with paragraph 21 of the Disclosure Statement Approval Order; and

                  WHEREAS, Sun TV filed the affidavit of Carole G. Donlin, sworn to on December 20, 1999, attesting to the results of voting on the Plan (the "Voting Results Reports"); and

                  WHEREAS, Sun TV filed the affidavit of James T. Moran, President of Sun TV, sworn to on December 20, 1999 (the "Moran Affidavit") setting forth certain matters supporting confirmation of the Plan; and

                  WHEREAS, Sun TV proffered or elicited the testimony of James
T. Moran, President of Sun TV, in support of confirmation of the Plan; and

                  WHEREAS, two (2) objections to confirmation were filed by the following entities: (a) the United States of America, on behalf of the Internal Revenue Service and (b) Duvin, Cahn & Hutton; and

                  WHEREAS, on December 17, 1999, this Court approved a stipulation and consent order, allowing for voting purposes in the amount of $62,051.15 a certain Claim of European American Bank ("EAB") and approved EAB's vote in such amount to accept the Plan; and

                  WHEREAS, pursuant to Section 1128(a) of the Bankruptcy Code, this Court held a hearing commencing on December 22, 1999 (the "Confirmation Hearing"), to consider confirmation of the Plan;

                  NOW, THEREFORE, based upon this Court's review of the affidavits and reports previously filed with this Court, including the Vote Certification Package, the Publication Affidavits, the Voting Results Reports, the Moran Affidavit; and upon all of the evidence proffered or elicited at, memoranda and objections filed in support of, and arguments of counsel made at the Confirmation Hearing and at the hearing

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commenced on December 22, 1999 to consider, INTER ALIA, issues pertaining to substantive consolidation and other intercompany and intercreditor issues regarding Sun TV; and after due deliberation; and upon the entire record of this Chapter 11 Case;



                     FINDINGS OF FACT AND CONCLUSIONS OF LAW
                     ---------------------------------------

IT IS HEREBY FOUND AND DETERMINED THAT(3)

         1. CORE PROCEEDING (28 U.S.C. SECTION 157(b)(2)). This is a core proceeding under 28 U.S.C. Section 157(b)(2).

         2. TRANSMITTAL AND MAILING OF MATERIALS; NOTICE. The Disclosure Statements, the Plan, the Ballots, the Notice of Confirmation Hearing, and the Disclosure Statement Approval Order were transmitted and served in compliance with the Disclosure Statement Approval Order and the Bankruptcy Rules, and such transmittal and service was adequate and sufficient. Adequate and sufficient notice of the Confirmation Hearing and other bar dates and hearings described in the Disclosure Statement Approval Order was given in compliance with the Bankruptcy Rules and the Disclosure Statement Approval Order, and no further notice is required. The solicitation of votes was made in good faith and in compliance with the applicable provisions of the Bankruptcy Code and Bankruptcy Rules and all other rules, laws and regulations.

         3. PLAN COMPLIANCE WITH BANKRUPTCY CODE (11 U.S.C. SECTION 1129(a)(1)).
Section III of the Plan adequately and properly identifies and classifies all Claims and Equity Interests. The Plan complies with the applicable provisions of the Bankruptcy Code, thereby satisfying Section 1129(a)(1) of the Bankruptcy Code and, as required by Bankruptcy Rule 3016(a), is dated and specifically identifies Sun TV as the proponent of the Plan.

                  (a) PROPER CLASSIFICATION (11 U.S.C. SECTIONS 1122, 1123(a)
         (1)). Section III of the Plan adequately and properly identifies and classifies all Claims and Equity Interests. The Plan designates four
         (4) Classes of Claims and two (2) Classes of Equity Interests. The Claims or Equity Interests placed in each Class are substantially similar to other Claims or Equity Interests, as the case may be, in each such Class, and such classification is therefore consistent with
         Section 1122 of the Bankruptcy Code. Valid legal reasons exist for the various Classes of Claims and Equity Interests created under the Plan, and such classification


-----------------

(3) Findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact as and when appropriate.

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         does not unfairly discriminate among holders of Claims or Equity
         Interests. Thus, the Plan satisfies Section 1123(a)(1) of the Bankruptcy Code.

                  (b) SPECIFIED TREATMENT OF UNIMPAIRED CLASSES (11 U.S.C.
         SECTION 1123(a)(2)). The Plan specifies that Classes 1, 2 and 4 are not impaired under the Plan, thereby satisfying Section 1123(a)(2) of the Bankruptcy Code.

                  (c) SPECIFIED TREATMENT OF IMPAIRED CLASSES (11 U.S.C. SECTION 1123(a)(3)). The Plan specifies the Classes of Claims and Equity Interests that are impaired and the treatment of such impaired Classes (Classes 3, 5, and 6) in Sections 3.2 and 4.1 of the Plan, thereby satisfying Section 1123(a)(3) of the Bankruptcy Code.

                  (d) NO DISCRIMINATION (11 U.S.C. SECTION 1123(a)(4)). Except as described herein, the Plan provides for the same treatment for each Claim or Equity Interest in each respective Class unless the holder of a particular Class or Equity Interest has agreed to a less favorable treatment of such Claim or Equity Interest, thereby satisfying Section 1123(a)(4) of the Bankruptcy Code.

                  (e) IMPLEMENTATION OF THE PLAN (11 U.S.C. SECTION 1123(a)(5)).
         Section V of the Plan provides adequate and proper means for implementation of the Plan, thereby satisfying Section 1123(a)(5) of the Bankruptcy Code. Among other things:

                           (i) The Plan provides for the substantive
                  consolidation of the Estates of the Sun TV entities for all purposes related to the Plan, including, without limitation, for purposes of confirmation, Distributions, and Claim determinations.

                           (ii) The Plan provides for the rejection of certain
                  leases and contracts not previously rejected.

                           (iii) The Plan provides for the funding of the Plan
                  by Available Cash on the Effective Date and from the liquidation of Sun TV's remaining assets, prosecution of Causes of Action and any release of funds from the Disputed Claims Reserve.

                           (iv) The Plan provides for the continued corporate
                  existence of Sun TV, following confirmation and consummation as described in Section V of the Plan, for the purposes of winding up its affairs, liquidating remaining assets of the Estates, enforcing Causes of Action and other claims, reconciling Claims and resolving Disputed Claims, administering the Plan, and taking other appropriate action.

                           (v) The Plan provides for the management of Sun TV
                  from and after the Confirmation Date and for the process of determining the succession of certain management of Sun TV.

                           (vi) The Plan specifies the procedures to be
                  undertaken under which Sun TV will make Distributions to holders of Allowed Claims.

                           (vii) The Plan provides for the dissolution of Sun TV
                  and the cancellation of Equity Interests upon the distribution of all assets of the Estates and the filing of a certification to that effect with the Bankruptcy Court.

                  (f) NONVOTING SECURITIES (11 U.S.C. SECTION 1123(a)(6)). The Plan complies with Section 1123(a)(6) of the Bankruptcy Code.

                  (g) ENGAGEMENT OF DEBTOR OFFICERS AND DIRECTORS (11 U.S. C.
         SECTION 1123(a)(7)). The provisions of the Plan, regarding the manner of selection of officers and directors of Sun TV on and after the Confirmation Date and the Effective Date are consistent with the interests of creditors and equity security holders and with public policy, thereby satisfying Section 1123(a)(7) of the Bankruptcy Code.
         Section 5.1(b) of the Plan further provides that from and after the Effective Date, James Moran shall be appointed the sole director and president of Sun TV and shall serve in such capacities on the terms set forth in Section 5.5 of the Plan through the earlier of the date Sun TV is dissolved in accordance with Section 5.1(c) of the Plan and the date James Moran resigns, is terminated for cause or is unable to serve.
         Section 5.2(b) of the Plan contains appropriate provisions for the selection of a successor as its officer and director in the event of the resignation, termination, or other inability to serve of such officer and director.

                  4. SUN TV'S COMPLIANCE WITH THE BANKRUPTCY CODE (11 U.S.C.
SECTION 1129(a)(2)). Sun TV has complied with the applicable provisions of the Bankruptcy Code, thereby satisfying Section 1129(a)(2) of the Bankruptcy Code.

                  (a) The entities comprising Sun TV are corporations organized under the laws of the States of Delaware or Ohio, as the case may be, and are proper debtors under Section 109 of the Bankruptcy Code.

                  (b) On September 16, 1998, Sun TV filed voluntary chapter 11 petitions pursuant to Section 301 of the Bankruptcy Code.

                  (c) This Court has jurisdiction over Sun TV's Chapter 11 Case pursuant to 28 U.S.C. Section 1334.

                  (d) Venue of these cases is proper in this district pursuant to 28 U.S.C. Section 1408.

                  (e) The Sun TV entities are proper proponents of the Plan pursuant to Section 1121(a) of the Bankruptcy Code.

                  (f) Sun TV, as proponents of the Plan, complied with the applicable provisions of the Bankruptcy Code, the Bankruptcy Rules and the Disclosure Statement Approval Order in transmitting the Plan, Disclosure Statement, Ballots and related documents and notices and in soliciting and tabulating votes on the Plan.

                  5. PLAN PROPOSED IN GOOD FAITH (11 U.S.C. SECTION 1129(a)(3)). Sun TV has proposed the Plan in good faith and not by any means forbidden by law, thereby satisfying Section 1129(a)(3) of the Bankruptcy Code. No objection has been interposed on the grounds of lack of good faith, and in accordance with Bankruptcy Rule 3020, the Court finds that Sun TV proposed the Plan in good faith and not by any means forbidden by law, without the need for receiving evidence on such issues.

                  6. PAYMENTS FOR SERVICES OR COSTS AND EXPENSES (11 U.S.C.
SECTION 1129(a)(4)). Any payment made or to be made by Sun TV for services or for costs and expenses in or in connection with the Chapter 11 Case, or in connection with the Plan and incident to the Chapter 11 Case, has been approved by, or is subject to the approval of, this Court as reasonable, thereby satisfying Section 1129(a)(4) of the Bankruptcy Code.

                  7. DIRECTORS, OFFICERS AND TRUSTEES (11 U.S.C. SECTION 1129(a)(5)). Sun TV has complied with Section 1129(a)(5) of the Bankruptcy Code.
Specifically:

                  (a) To the extent known at this time, Sun TV has disclosed the identity and affiliations of any individual proposed to serve, after confirmation of the Plan, as a director, officer or voting trustee of the Sun TV entities, each of which is an affiliate of the other entity and each of which is participating jointly in the Plan, or any successor to any of the Sun TV entities under the Plan, and the appointment to, or continuance in, such office of such individual is consistent with the interests of creditors and equity security holders and with public policy.

                  (b) To the extent known at this time, Sun TV has disclosed the identity of any insider that will be employed or retained by Sun TV and such person's compensation, to the extent known.

                  8. NO RATE CHANGES (11 U.S.C. SECTION 1129(a)(6)). No governmental regulatory commission has jurisdiction over the rates charged by Sun TV. Thus, the Plan does not provide for the change in any rates which require regulatory approval,

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thereby satisfying Section 1129(a)(6) of the Bankruptcy Code.

                  9. BEST INTERESTS OF CREDITORS TEST (11 U.S.C. SECTION 1129(a)(7)). The Plan satisfies Section 1129(a)(7) of the Bankruptcy Code. Each holder of a Claim or Equity Interest in each impaired Class either has accepted the Plan or will receive or retain under the Plan on account of such Claim or Equity Interest property of a value, as of the Effective Date, that is not less than the amount that such holder would receive or retain if Sun TV were liquidated under Chapter 7 of the Bankruptcy Code on such date. No Class has made an election under Section 1111(b)(2) of the Bankruptcy Code.

                  10. ACCEPTANCE BY CERTAIN CLASSES (11 U.S.C. SECTION 1129(a)(8)). Except as set forth in paragraph 16 below, each Class of Claims entitled to vote has accepted the Plan or is not impaired under the Plan. Since not all impaired Classes of Equity Interests have accepted the Plan, the requirements of Section 1129(a)(8) have not been met, thus requiring resort to
Section 1129(b) of the Bankruptcy Code.

                  11. TREATMENT OF ADMINISTRATIVE AND TAX CLAIMS (11 U.S.C.
SECTION 1129(a)(9)). The treatment of Administrative Expense Claims and Priority Non-Tax Claims under Sections 2.1 and 3.2(a) of the Plan satisfies the requirements of Section 1129(a)(9)(A) and (B) of the Bankruptcy Code, and the treatment of Priority Tax Claims under Section 2.2 of the Plan satisfies the requirements of Section 1129(a)(9)(C) of the Bankruptcy Code.

                  12. ACCEPTANCE BY IMPAIRED CLASSES (11 U.S.C. SECTION 1129(a)(10)). At least one Class of Claims that is impaired under the Plan has accepted the Plan, determined without including any acceptance of the Plan by any insider of Sun TV holding a Claim in such Class, thereby satisfying Section 1129(a)(10) of the Bankruptcy Code.

                  13. FEASIBILITY (11 U.S.C. SECTION 1129(a)(11)). As the Plan expressly provides for the Liquidation of the Debtors, confirmation of the Plan is not likely to be followed by the need for further financial reorganization of Sun TV or any successor to either Sun TV entity, thereby satisfying Section 1129(a)(11) of the Bankruptcy Code.

                  14. PAYMENT OF FEES (11 U.S.C. SECTION 1129(a)(12)). All fees payable under 28 U.S.C. Section 1930, as determined by this Court at the Confirmation Hearing, have been paid or will be paid as Administrative Expense Claims on the Effective Date pursuant to Section 14.8 of the Plan, thereby satisfying Section 1129(a)(12) of the Bankruptcy Code. Any statutory fees accruing after the Confirmation Date shall constitute Administrative Expense Claims and be paid in accordance with Section 2.1 of the Plan.

                  15. CONTINUATION OF RETIREE BENEFITS (11 U.S.C. SECTION 1129(a)(13)). As Sun TV is not obligated to provide any retiree benefits (as such term is defined in Section 1114 of the Bankruptcy Code), no such benefits are required to be continued under the Plan, and the Plan satisfies Section 1124(a)(13) of the Bankruptcy Code.

                  16. FAIR AND EQUITABLE; NO UNFAIR DISCRIMINATION (11 U.S.C.
SECTION 1129(b)). Classes 5 and 6 (the "Rejecting Classes") are impaired Classes of Equity Interests which are deemed to have rejected the Plan pursuant to
Section 1126(g) of the Bankruptcy Code. These are the only Classes which have not accepted, or which have been deemed not to have accepted, the Plan. Pursuant to Section 1129(b) of the Bankruptcy Code, this Court finds that the Plan does not discriminate unfairly, and is fair and equitable, with respect to each of the Rejecting Classes. Specifically, (a) with respect to each of the Rejecting Classes, the holder of any Equity Interest that is junior to the Equity Interest within such Rejecting Class will not receive or retain under the Plan on account of such junior interest any property. Thus, the Plan satisfies Section 1129(b) as to each of the Rejecting Classes.

                  17. PRINCIPAL PURPOSE OF PLAN (11 U.S.C. SECTION 1129(d)). The principal purpose of the Plan is not the avoidance of taxes or the avoidance of the application of Section 5 of the Securities Act of 1933 (15 U.S.C. Section
77e), and no governmental unit has requested that this Court not confirm the Plan for this reason. Therefore, the Plan satisfies the requirements under
Section 1129(d) of the Bankruptcy Code.

                  18. SUBSTANTIVE CONSOLIDATION. Pursuant to the record established at the Confirmation Hearing, the substantive consolidation of the Sun TV entities to the extent and in accordance with Section IX of the Plan is appropriate. The Substantive Consolidation of the members of Sun TV is warranted because, among other things, (a) Sun TV conducted its business on a consolidated basis, (b) the vendors of Sun TV relied on the credit of Sun TV as a whole, not on the credit of either of the separate entities, (c) Sun TV conducted its business through a centralized cash management system, and inter-stores transfers of merchandise were not recorded as intercompany transfers, and (d) Sun TV conducted business, and the business community treated the group, as one consolidated business entity, even though the members of Sun TV were maintained as distinct legal entities. In addition, no creditor, equity security holders or other parties-in-interest has interposed any objection to the substantive consolidation of the Sun TV entities.

                  19. OBJECTIONS. All objections to confirmation filed with this Court have been withdrawn or settled or overruled.

                  20. GOOD FAITH SOLICITATION (11 U.S.C. SECTION 1125(e)). Sun TV, and its agents, accountants, business consultants, representatives, attorneys and advisors, through their participation in the negotiation and preparation of the Plan and the Disclosure Statements and their efforts to confirm the Plan, have solicited acceptances and rejections of the Plan in good faith and participated in this Chapter 11 Case in compliance with the applicable provisions of the Bankruptcy Code.

                  21. RELEASE, INJUNCTION AND EXCULPATION. Each of the release, injunction, and exculpation provisions contained in Sections XI, XII and XIV of the Plan is necessary and appropriate under the circumstances and each:

                  (a) falls within the jurisdiction of this Court under 28 U.S.C. Sections 1334(a), (b) and (d);

                  (b) is an essential means of implementing the Plan pursuant to
         Section 1123(a)(5) of the Bankruptcy Code;

                  (c) is important to the overall objectives of the Plan to finally resolve, except to the extent otherwise provided in the Plan, all claims among or against the parties-in-interest in the Chapter 11 Case with respect to the Sun TV entities, their organization, capitalization, operation and liquidation; and

                  (d) is consistent with Sections 105, 1123, 1129 and other applicable provisions of the Bankruptcy Code.

                  22. TRANSFER OF PROPERTY. The transfers of property by the members of Sun TV to holders of Claims or Equity Interests under the Plan are for good consideration and value and are in the ordinary course of Sun TV's business and (i) do not and shall not constitute avoidable transfers under the Bankruptcy Code or under applicable nonbankruptcy law, and (ii) do not and shall not subject Sun TV to any liability by reason of such transfer under the Bankruptcy Code or under applicable nonbankruptcy law, including, without limitation, any laws affecting successor or transferee liability.

                  23. CONDITIONS TO CONFIRMATION. Each of the conditions to confirmation set forth in Section 10.1 of the Plan has been satisfied, or will be satisfied or waived on or before the Effective Date.

                  24. JURISDICTION. This Court may properly retain jurisdiction over the matters set forth in Section XIII of the Plan.

                  25. 9019 SETTLEMENT. Pursuant to Bankruptcy Rule 9019, and in consideration of the classification, distribution and other benefits provided under the Plan, the provisions of the Plan constitute a good faith compromise and settlement of all the Claims and controversies resolved pursuant to the Plan. Based upon the representations and informed views of counsel to the Debtors, the Creditors' Committee, all other testimony proffered and evidence introduced at the Confirmation Hearing and the full record of the Chapter 11 Case, the Court finds the compromises and settlements embodied in the Plan to be fair, equitable, within the range of reasonableness and in the best interests of the Debtors, the Estates, creditors, and other parties-in-interest.

                                     DECREES
                                     -------

NOW, THEREFORE, IT IS HEREBY ORDERED THAT

                  26. CONFIRMATION. The Plan, a copy of which is attached hereto as Exhibit 1, as modified by this Order, is hereby confirmed as to Sun TV and Appliances, Inc. and Sun Television and Appliances, Inc., and all acceptances and rejections previously cast for or against the Plan are hereby deemed to constitute acceptances or rejections of the Plan as modified by this Order.

                  27. OBJECTIONS. Each of the objections to confirmation of the Plan which has not been withdrawn, waived or settled, and all reservations of rights included therein, are overruled. To the extent that pleadings filed by individuals or entities constitute objections to confirmation of the Plan and have not been withdrawn, waived or settled, they are overruled and denied.

                  28. PROVISIONS OF PLAN AND ORDER NONSEVERABLE AND MUTUALLY DEPENDENT. The provisions of the Plan and this Order, including the findings of fact and conclusions of law set forth herein, are nonseverable and mutually dependent.

                  29. EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

                  (a) Except as otherwise provided herein or in the Plan, all prepetition executory contracts and prepetition unexpired leases that have not been assumed or assumed and assigned pursuant to Section 365 of the Bankruptcy Code by any member of Sun TV are deemed to be automatically rejected as of the Confirmation Date pursuant to Section 365(a) of the Bankruptcy Code; PROVIDED, HOWEVER, that notwithstanding the foregoing (i) the Lease Agreement dated April 28, 1995, between Sun TV and European American Bank, as successor-in-interest to The Vaughn Group, Ltd., regarding certain personal property, (ii) Master Lease No. 001-0014663 dated January 30, 1997, and five remaining schedules in connection therewith between Sun TV and Ameritech Credit Corporation regarding computer and telecommunications equipment, and (iii) the real property lease between Sun TV and Duke Realty, Inc., as amended by (a) the Second Stipulation and Order Amending Lease and (b) the Stipulation between Sun TV and Duke-Weeks Realty Limited Partnership (i) Resolving Pre-Petition Unsecured Claim of Duke and (ii) Allowing Duke Relief from Automatic Stay to Set Off Security Deposit pursuant to Lease between Sun TV and Duke (each of the above parties, an "Party"), shall not be automatically rejected as of the Confirmation Date or assumed, but rather shall be performed by Sun TV and the respective Party in accordance with the agreements between Sun TV and each of the Parties.

                  (b) If the rejection by the Debtors pursuant to the Plan of an executory contract or unexpired lease results in a Claim, then such Claim shall be released and barred forever and shall not be enforceable against the Debtors or any of their property unless a proof of Claim is filed with the clerk of the Bankruptcy Court and served upon, as the case may be, counsel to the Debtors and counsel to the Creditors' Committee within thirty (30) days after the earlier to occur of (a) the Confirmation Date and (b) the entry of an order by the Bankruptcy Court authorizing rejection of a particular executory contract or lease.

                  30. RELEASES, EXCULPATION, INJUNCTION, AND PRESERVATION OF CAUSES OF ACTION.

                  (a) RELEASE OF THE DEBTORS. Except as otherwise specifically provided for by the Plan, any Person or Entity accepting any Distribution pursuant to the Plan shall be presumed conclusively to have released the Debtors from any Cause of Action based on, arising from, or in any way connected with the same subject matter as the Claim or Equity Interest on which the Distribution is received. The release described in the preceding sentence shall be enforceable as a matter of contract law against any Person that accepts any Distribution pursuant to the Plan.

                  (b) RELEASES OF OFFICERS, DIRECTORS, EMPLOYEES, AND PROFESSIONALS. As of the Effective Date, the Debtors and the Creditors' Committee release and are permanently enjoined from any prosecution or attempted prosecution of any and all Causes of Action which they have, may have or claim to have against (i) any present or former director, officer or employee of the Debtors and (ii) the Professionals; PROVIDED, HOWEVER, that the foregoing shall not operate as a waiver of or release from any Causes of Action arising out of any express contractual obligation owing by any such director, officer or employee to the Debtors or any reimbursement obligation of any such director, officer or employee with respect to a loan or advance made by the Debtors to such director, officer or employee.

                  (c) INJUNCTION. The Plan operates as an injunction against any Person commencing or continuing any action, employment of process, or act to collect, offset, or recover any Claim or Cause of Action satisfied or released under the Plan to the fullest extent authorized or provided by the Bankruptcy Code, including, without limitation, to the extent provided for or authorized by Sections 524 and 1141 thereof.

                  (d) SATISFACTION OF CLAIMS AND EQUITY INTERESTS. In accordance with the Plan, the treatment accorded to Claims and Equity Interests pursuant to the Plan shall be in full satisfaction, settlement, and release of and in exchange for such respective Claims or Equity Interests.

                  (e) EXCULPATION. Neither Sun TV nor the Creditors' Committee, nor any of their respective members, officers, directors, employees, attorneys, advisors or agents who were members, officers, directors, employees, attorneys, advisors or agents, as the case may be, during the Chapter 11 Case shall have or incur any liability to any holder of a Claim or Equity Interest or to any other Person for any act or omission in connection with, or arising out of, the Chapter 11 Case, the pursuit of confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan except for willful misconduct or gross negligence, and, in all respects, Sun TV and the Creditors' Committee and each of their respective members, officers, directors, employees, advisors, and agents shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

                  (f) PRESERVATION OF CAUSES OF ACTION; DEFENSES. Except as otherwise provided in the Plan, in accordance with section 1123(b) of the Bankruptcy Code, Sun TV shall retain and may enforce any Avoidance Actions or other Causes of Action (whether or not such Avoidance Actions or other Causes of Action were commenced on or prior to the date hereof), or rights to payment of claims, that belong to or could have been raised by or on behalf of the Debtors or Debtors-in-Possession or their respective Estates, and Sun TV shall retain and may enforce such claims, rights and Causes of Action that are property of the Debtors or their Estates, and Sun TV shall retain and may enforce all defenses and counterclaims to all Claims asserted against the Debtors or their Estates, including, but not limited to, setoff, recoupment and any rights under section 502(d) of the Bankruptcy Code.

                  31. NO RECOURSE. No Claim or Equity Interest holder shall have recourse to the Debtors, the Creditors' Committee and the members thereof, or any of their respective professionals, or their successors or assigns, or any of their respective property on account of a Claim for which there is insufficient Cash or other property to provide a recovery equal to that received by holders of Allowed Claims of that type.

                  32. SUBSTANTIVE CONSOLIDATION. On the Effective Date, the Estates of the Sun TV entities are to be substantively consolidated for all purposes related to the Plan, including, without limitation, for purposes of confirmation, Distributions and Claim determinations. The substantive consolidation of the Estates of the Sun TV entities has the following effects:
(a) all assets and liabilities of the Estates of the Sun TV entities are to be treated as though they were assets and liabilities of one estate, (b) no distributions are to be made under the Plan on account of intercompany Claims among the Debtors, (c) all guarantees by any Sun TV entity of the obligations of any other Sun TV entity and any joint or several liability of any of the Debtors are to be deemed to be one obligation of the consolidated Estates, and (d) each and every Claim filed or to be filed in the Chapter 11 Case against either of the Debtors are to be deemed filed against the consolidated Estates, and are deemed to be one Claim against and obligation of the consolidated Estates.

                  33. APPROVAL OF OFFICERS, DIRECTORS, CONTINUING EXISTENCE.


                  (a) From and after the Confirmation Date, Sun TV shall continue in existence for the purpose of (a) winding up its affairs as expeditiously as reasonably possible, (b) liquidating, by conversion to Cash or by other methods, any remaining assets of the Estates, as expeditiously as reasonably possible, (c) enforcing and prosecuting Causes of Action, claims, interests, rights and privileges of Sun TV,
         (d) reconciling Claims and resolving Disputed Claims, (e) administering the Plan, (f) filing appropriate tax returns, and (g) taking such other action as may be necessary or appropriate to effectuate the Plan. Sun TV has absolute discretion to pursue, prosecute, settle, release, or not to take such actions with respect to any and all claims, rights, or Causes of Action that it retains pursuant to the Plan, as it determines in the exercise of its business judgment AFTER CONSULTATION WITH COUNSEL FOR THE CREDITORS' COMMITTEE, and shall have no liability for the outcome of its decision. Sun TV may incur and pay any reasonable and necessary expenses in performing the foregoing functions.


                  (b) From and after the Confirmation Date, the then current officers of Sun TV shall continue to serve in their respective capacities through the earlier of the date Sun TV is dissolved in accordance with Section 5.1(c) of the Plan and the date such officer resigns, is replaced, or is terminated. From and after the Effective Date, James Moran shall be appointed the sole director and president of Sun TV and shall serve in such capacities on the terms set forth in
         Section 5.5 of the Plan through the earlier of the date Sun TV is dissolved in accordance with Section 5.1(c) of the Plan and the date James Moran resigns, is terminated for cause or is unable to serve; PROVIDED, HOWEVER, that, in the event that James Moran resigns, is terminated or unable to serve as a director, then an individual to be named by Sun TV and the Creditors' Committee shall, by operation of the Plan and without need for further order by this Court or corporate action, be appointed the sole director and president of Sun TV and shall serve in such capacities through the earlier of the date Sun TV is dissolved in accordance with Section 5.1(c) of the Plan and the date such individual resigns, is terminated for cause or is unable to serve; and PROVIDED FURTHER, that, in the event that both James Moran and his successor resign, are terminated for cause or are unable to serve as a director, then Sun TV, in consultation with the Creditors' Committee, shall have the right to select their replacement who shall be appointed the sole director and president of

         Sun TV and shall serve in that capacity until Sun TV is dissolved in accordance with Section 5.1(c) of the Plan.


                  (c) Upon the Distribution of all assets of the Estates pursuant to the Plan and the filing by or on behalf of Sun TV of a certification to that effect with the Bankruptcy Court, Sun TV shall be dissolved for all purposes effective as of the Final Distribution Date without the necessity for any other or further actions to be taken by or on behalf of Sun TV or payments to be made in connection therewith; PROVIDED, HOWEVER, that each member entity of Sun TV shall file with the respective Offices of the Secretary of State for the States of Delaware and Ohio a certificate of dissolution as appropriate; PROVIDED FURTHER, HOWEVER, THAT NOTHING HEREIN SHALL PREVENT SUN TV FROM FILING SUCH CERTIFICATE(S) OF DISSOLUTION AT ANY TIME ON OR AFTER THE EFFECTIVE DATE. Such certificates of dissolution may be executed by an officer of Sun TV in accordance with Section 14.4 of the Plan without the need for any action or approval by the shareholders or Board of Directors of Sun TV. From and after the Effective Date, Sun TV (i) for all purposes shall be deemed to have withdrawn its business operation from any state in which Sun TV was previously conducting, or is registered or licensed to conduct, its business operations, and shall not be required to file any document, pay any sum or take any other action, in order to effectuate such withdrawal, (ii) shall be deemed to have cancelled pursuant to the Plan all Equity Interests except one authorized and issued share of the common stock of Sun TV held by the sole director of Sun TV, and (iii) shall not be liable in any manner to any taxing authority for franchise, business, license or similar taxes accruing on or after the Effective Date.


                  34. EFFECTUATING DOCUMENTS AND FURTHER TRANSACTIONS. Upon entry of the Confirmation Order, the President of Sun TV, and any other officer of Sun TV designated by the same, shall be authorized to execute, deliver, file, or record such contracts, instruments, releases and other agreements or documents and take such actions on behalf of Sun TV as may be necessary or appropriate to effectuate and further evidence the provisions of the Plan, without any further action by or approval of the shareholders or Board of Directors of Sun TV.

                  35. RESOLUTION OF DISPUTED CLAIMS. Unless otherwise ordered by the Bankruptcy Court after notice and a hearing, Sun TV shall have the exclusive right (except as to applications for allowances of compensation and reimbursement of expenses under sections 330 and 503 of the Bankruptcy Code) to make and file objections to Claims. Sun TV shall serve a copy of each objection upon the holder of the Claim to which the objection is made as soon as practicable, but in no event later than one hundred and eighty (180) days after the Effective Date; PROVIDED, HOWEVER, that such one hundred and eighty (180) day period may be extended by the Bankruptcy Court upon the request of Sun TV. Any Claim, other than a Claim for Professional Fees, that is not an Allowed Claim shall be determined, resolved, or adjudicated in accordance with the Claims Objection Procedures Order, which after the Effective Date shall apply MUTATIS MUTANDI, with Sun TV succeeding to the rights and responsibilities of the Debtors thereunder. Prior to the Effective Date, the filing, litigation, settlement, or withdrawal of all objections shall be the responsibility of the Debtors.

                  36. NO DISTRIBUTION PENDING ALLOWANCE. Notwithstanding any other provision of the Plan, no Cash or other property shall be distributed under the Plan on account of any Disputed Claim, unless and until such Claim becomes an Allowed Claim.

                  37. LATE CLAIMS. Except as otherwise expressly provided in the Plan, any Claim not deemed filed pursuant to Section 1111(a) of the Bankruptcy Code or timely filed pursuant to the Bankruptcy Code, Bankruptcy Rules or any applicable order of this Court, shall (a) not be treated as an Allowed Claim and
(b) be expunged from the Claims register in the Chapter 11 Case without need for any further notice, motion, or order.

                  38. GENERAL AUTHORIZATIONS. Sun TV is hereby authorized and empowered pursuant to Section 1142(b) of the Bankruptcy Code to issue, execute, deliver, file and record any documents, Court papers or pleadings, and to take any and all actions that are necessary or desirable to implement, effectuate or consummate the transactions contemplated by the Plan whether or not specifically referred to in the Plan or related documents, and without further application to or order of this Court.

                  39. CANCELLATION OF EQUITY INTERESTS. From and after the Effective Date, Sun TV shall be deemed to have cancelled pursuant to the Plan all Equity Interests except one authorized and issued share of Common Stock of Sun TV held by the sole director of Sun TV.

                  40. EXEMPTION FROM TRANSFER TAXES. Pursuant to section 1146(c) of the Bankruptcy Code, the assignment or surrender of any lease or sublease, or the delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with the Plan, whether arising prior or subsequent to the Confirmation Date, including any deeds, bills of sale or assignments executed in connection with any disposition of assets contemplated by the Plan shall not be subject to any stamp, real estate transfer, mortgage, recording, or other similar tax.

                  41. RULE 9019 SETTLEMENT. All compromises and settlements embodied in the Plan are approved.

                  42. RATIFICATION. All transactions effected by the Debtors during the pendency of the Chapter 11 Case from the Petition Date through the Confirmation Date are ratified.

                  43. CONFLICTS. In the event of any conflict or inconsistency between the terms of (a) the Plan, (b) this Order, and (c) either of the Disclosure Statements, the terms of this Order shall control; PROVIDED, HOWEVER, that if the terms of the Plan or this Order (i) do not expressly resolve the issue under consideration, or (ii) are ambiguous with regard to such issue, Sun TV or other parties-in-interest, on such notice as may be appropriate, may seek such relief from this Court as may be necessary.

                  44. DISSOLUTION OF CREDITORS' COMMITTEE. On the Final Distribution Date, the Creditors' Committee shall be dissolved and the members thereof shall be released from all authority, duties, responsibilities, and obligations related to and arising from and in connection with the Chapter 11 Case, and the retention or employment of the Creditors' Committee's attorneys, accountants, and other agents, shall terminate. The professionals retained by the Creditors' Committee and the members thereof shall not be entitled to compensation or reimbursement of expenses for any services rendered after the Final Distribution Date, except as otherwise ordered by this Court or for services rendered and expenses incurred in connection with any applications for allowance of compensation and reimbursement of expenses pending on the Final Distribution Date.

                  45. PLAN AND CONFIRMATION ORDER BINDING. Pursuant to Section 1141 of the Bankruptcy Code, effective as of the Confirmation Date, but subject to the occurrence of the Effective Date, and except as expressly provided in the Plan or this Order, the provisions of the Plan and this Order shall be binding upon (a) Sun TV, (b) all holders of Claims against or Equity Interests in Sun TV, whether or not impaired under the Plan and whether or not, if impaired, such holders accepted the Plan, (c) each Person or Entity acquiring property under the Plan, (d) any other party-in-interest, (e) any Person or Entity making an appearance in the Chapter 11 Case, (f) any Entity named or referred to in the Plan or whose actions may be required to effectuate the terms of the Plan; and
(g) each of the foregoing's respective heirs, successors, assigns, trustees, executors, administrators, affiliates, officers, directors, agents, representatives, attorneys, beneficiaries or guardians (including, but not limited to, any trustee appointed for the Debtors under chapters 7 or 11 of the Bankruptcy Code). The terms and provisions of the Plan and this Order shall survive and remain effective after entry of any order which may be entered converting the Chapter 11 Case to a case under chapter 7 of the Bankruptcy Code, and the terms and provisions of the Plan shall continue to be effective in this or any superseding case under the Bankruptcy Code.

                  46. SEPARATE ORDER FOR EACH SUN TV ENTITY. This Order is and shall be deemed to be a separate Order with respect to each Sun TV entity for all purposes. The Clerk of this Court is directed to file and docket this Order in the chapter 11 case of each of the Debtors.

                  47. PLAN PROVISIONS TO BE GIVEN EFFECT. The failure specifically to include or reference any particular provision of the Plan in this Order shall not diminish or impair the effectiveness of such provision, it being the intent of the Court that the Plan be confirmed in its entirety.

                  48. PLAN CLASSIFICATION CONTROLLING. The classification of claims for purposes of payment of the Distributions to be made under the Plan is governed solely by the terms of the Plan. The classifications set forth on the Ballots tendered to or returned by the creditors of Sun TV in connection with voting on the Plan (a) were set forth thereon solely for purposes of voting on the acceptance or rejection of the Plan, (b) do not necessarily represent and in no event shall be deemed to modify or otherwise affect the actual classification of such claims under the terms of the Plan for distribution purposes, and (c) may not be relied upon by any creditor as actually representing the actual classification of such claims under the terms of the Plan for distribution purposes.

                  49. THE RECORD. The record of the Confirmation Hearing is closed. The findings of fact and conclusions of law of this Court set forth herein and at the Confirmation Hearing shall constitute findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052, as made applicable herein by Bankruptcy Rule 9014, and the findings of fact and conclusions of this Court at the Confirmation Hearing are incorporated herein by reference.

                  50. FINAL FEE APPLICATION FOR PROFESSIONAL FEES. Unless otherwise ordered by this Court, all (a) final fee applications for Professional Fees based on services rendered in connection with this Chapter 11 Case prior to the Effective Date or (b) pursuant to sections 503(b) and 507 of the Bankruptcy Code for services rendered, or costs and expenses of preserving the estates of the Sun TV entities, shall be filed with this Court and served upon Sun TV and the Office of the United States Trustee, no later than thirty (30) days after the Effective Date. Any professional retained in this Chapter 11 Case pursuant to sections 327 or 1103 of the Bankruptcy Code or otherwise, or other Person or Entity that fails timely to file a fee application for final allowance of Professional Fees shall be forever barred from asserting such Claims against Sun TV and Sun TV shall be discharged from such Claims, and the Sun TV entities shall not be obligated to pay such Claims. Objections to such fee applications, if any, shall be filed and served on Sun TV, the Office of the United States Trustee, and the Person or Entity making such application no later than forty-five (45) days after the Effective Date. Final allowance of Professional Fees shall be subject to approval by this Court following a hearing. The Court shall retain jurisdiction to determine such fee requests, and the right to extend or change the timetables established herein.

                  51. POST-CONFIRMATION DATE FEES AND EXPENSES OF PROFESSIONALS. After the Confirmation Date, Sun TV shall, in the ordinary course of business and without the necessity for any approval by the Bankruptcy Court, pay the reasonable fees and expenses of the professional persons employed by Sun TV or the Creditors' Committee in connection with the implementation and consummation of the Plan, the claims reconciliation process and any other matters as to which such professionals may be engaged. The fees and expenses of such professionals shall be paid by Sun TV within ten (10) Business Days after submission to Sun TV and the Creditors' Committee of a detailed invoice therefor. If Sun TV or the Creditors' Committee dispute the reasonableness of any such invoice, Sun TV shall timely pay the undisputed portion of such invoice, and Sun TV, the Creditors' Committee, or the affected professional may, after attempting to resolve the dispute, submit such dispute to this Court for a determination of the reasonableness of such invoice.

                  52. NO INTEREST. Except as specifically provided for in the Plan or this Order, interest shall not accrue on Claims, and no holder of a Claim shall be entitled to interest accruing on or after the Petition Date on any Claim. Interest shall not accrue or be paid upon any Disputed Claim in respect of the period from the Petition Date to the date a final Distribution is made thereon if and after such Disputed Claim becomes an Allowed Claim. Except as expressly provided herein, no prepetition Claim shall be Allowed to the extent that it is for postpetition interest or other similar charges.

                  53. RETENTION OF JURISDICTION This Court shall retain jurisdiction in accordance with the terms of Section XIII of the Plan, the other provisions of this Order, and Section 1142 of the Bankruptcy Code.

                  54. NOTICE OF EFFECTIVE DATE. On the first Business Day after the Confirmation Date on which all conditions to effectiveness of the Plan are satisfied or waived as provided in Section X of the Plan, or as soon thereafter as is reasonably practicable, Sun TV shall file with this Court a Notice of Effective Date, substantially in the form of Exhibit B to the Plan, which notice shall constitute appropriate and adequate notice that the Plan has become effective; PROVIDED HOWEVER, that Sun TV shall have no obligation to notify any Entity other than the Creditors' Committee of such fact. The Plan shall be deemed to be effective as of 12:01 a.m., prevailing Eastern Time, on the date of such filing. A courtesy copy of the Notice of Effective Date may be, but shall not be required to be, sent by first class mail, postage prepaid (or, at Sun TV's option, by courier or facsimile) to those Entities that have filed with the Bankruptcy Court requests for notices pursuant to Bankruptcy Rule 2002.

                  55. SUFFICIENCY OF NOTICE OF EFFECTIVE DATE. Mailing of the Notice of Effective Date in the time and manner as set forth in the preceding paragraph is adequate and satisfies the requirements of Bankruptcy Rules 2002 and 3020(c), and no further notice is necessary.

                  56. RETURNED MAIL. Notwithstanding anything to the contrary herein, no notice or service of any kind will be required to be mailed or made upon any Entity to whom Sun TV mailed a notice of the Disclosure Statement Hearing or the various packages containing, among other things, notice of the date for the Confirmation Hearing, but received any of such notices returned by the United States Postal Service marked "undeliverable as addressed," "moved - left no forwarding address" or "forwarding order expired," or similar reason, unless Sun TV has been informed in writing by such person of that person's new address.

                  57. AUTHORIZATION TO CLOSE. This Court directs that Federal Rule of Civil Procedure 62(a) shall not apply to this Order and authorizes Sun TV to consummate the Plan immediately after entry of this Order, except as otherwise provided in this Order.



Dated: Wilmington, Delaware
       December 22, 1999
                                                 /s/ Mary F. Walrath
                                                 ------------------------------
                                                 UNITED STATES BANKRUPTCY JUDGE


                                                    Movant to send copies to all
                                                    parties and file certificate
                                                    of service with the court.

                                    EXHIBIT 1

                                    THE PLAN
                                    --------

                              EXHIBIT A TO THE PLAN

                               ASSUMPTION SCHEDULE
                               -------------------

                                      NONE.

                              EXHIBIT B TO THE PLAN

                        FORM OF NOTICE OF EFFECTIVE DATE
                        --------------------------------

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

----------------------------------------x
In re:                                  :
                                        :     Chapter 11
SUN TV AND APPLIANCES, INC.             :
AND SUN TELEVISION AND                  :     Case No. 98-2107 (MFW)
APPLIANCES, INC.,                       :
                                        :     Jointly Administered
                   Debtors.             :
                                        :
----------------------------------------x

                 NOTICE OF OCCURRENCE OF EFFECTIVE DATE OF FIRST
                   AMENDED JOINT PLAN OF LIQUIDATION OF SUN TV
                     UNDER CHAPTER 11 OF THE BANKRUPTCY CODE
                     ---------------------------------------


TO ALL HOLDERS OF CLAIMS, HOLDERS OF EQUITY INTERESTS AND OTHER
PARTIES-IN-INTEREST IN THE CHAPTER 11 CASES OF THE ABOVE-NAMED DEBTORS:

                  PLEASE TAKE NOTICE that, on December __, 1999, the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") entered the Findings of Fact and Conclusions of Law Relating to Confirmation of, and Order Under 11 U.S.C. ss. 1129(a) and (b) Confirming, First Amended Joint Plan of Liquidation of Sun TV under Chapter 11 of the Bankruptcy Code (such plan of liquidation, as modified and amended, being the "Plan," and such order being the "Order"). (Capitalized terms not defined in this notice have the meanings ascribed to them in the Order.)

                  PLEASE TAKE FURTHER NOTICE that, all of the conditions to the Effective Date of the Plan set forth in Section 10.2 of the Plan have been satisfied or waived in accordance with Section 10.3 of the Plan.

                  PLEASE TAKE FURTHER NOTICE that, the provisions of the Plan bind (a) Sun TV, (b) all holders of Claims against or Equity Interests in Sun TV, whether or not impaired under the Plan and whether or not, if impaired, such holders accepted the Plan, (c) each Person or Entity acquiring property under the Plan, (d) any other party-in-interest, (e) any Person or Entity making an appearance in Sun TV's chapter 11 cases, (f) any Entity named or referred to in the Plan or whose actions may be required to effectuate the terms of the Plan; and (g) each of the foregoing's respective heirs, successors, assigns, trustees, executors, administrators, affiliates, officers, directors, agents, representatives, attorneys, beneficiaries or guardians (including, but not limited to, any trustee appointed for the Debtors under chapters 7 or 11 of the Bankruptcy Code).

                  PLEASE TAKE FURTHER NOTICE that, pursuant to the Plan, Administrative Expense Claims, Priority Tax Claims, Priority Non-Tax Claims, Convenience Claims, and Secured Claims are unimpaired. Unsecured Claims are impaired and will receive only those distributions provided under the Plan. Preferred Stock and Common Stock will receive no distribution under the Plan.

                  PLEASE TAKE FURTHER NOTICE that, except as otherwise specifically provided for by the Plan, any Person or Entity accepting any Distribution pursuant to the Plan shall be presumed conclusively to have released the Debtors from any Cause of Action based on, arising from, or in any way connected with the same subject matter as the Claim or Equity Interest on which the Distribution is received.

                  PLEASE TAKE FURTHER NOTICE that, as of the Effective Date, the Debtors and the Creditors' Committee release and are permanently enjoined from any prosecution or attempted prosecution of any and all Causes of Action which they have, may have or claim to have against (i) any present or former director, officer or employee of the Debtors and (ii) the Professionals; PROVIDED, HOWEVER, that the foregoing shall not operate as a waiver of or release from any Causes of Action arising out of any express contractual obligation owing by any such director, officer or employee to the Debtors or any reimbursement obligation of any such director, officer or employee with respect to a loan or advance made by the Debtors to such director, officer or employee.

                  PLEASE TAKE FURTHER NOTICE that, the Plan operates as an injunction against any Person commencing or continuing any action, employment of process, or act to collect, offset, or recover any Claim or Cause of Action satisfied or released under the Plan to the fullest extent authorized or provided by the Bankruptcy Code, including, without limitation, to the extent provided for or authorized by Sections 524 and 1141 thereof.

                  PLEASE TAKE FURTHER NOTICE that, in accordance with the Plan, the treatment accorded to Claims and Equity Interests pursuant to the Plan shall be in full satisfaction, settlement, and release of and in exchange for such respective Claims or Equity Interests.

                  PLEASE TAKE FURTHER NOTICE that, neither Sun TV nor the Creditors' Committee, nor any of their respective members, officers, directors, employees, attorneys, advisors or agents who were members, officers, directors, employees, attorneys, advisors or agents, as the case may be, during the Chapter 11 Case shall have or incur any liability to any holder of a Claim or Equity Interest or to any other Person for any act or omission in connection with, or arising out of, the

Chapter 11 Case, the pursuit of confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan except for willful misconduct or gross negligence, and, in all respects, Sun TV and the Creditors' Committee and each of their respective members, officers, directors, employees, advisors, and agents shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.


                  PLEASE TAKE FURTHER NOTICE that, except as otherwise provided in the Plan, in accordance with section 1123(b) of the Bankruptcy Code, Sun TV shall retain and may enforce any Avoidance Actions or other Causes of Action (whether or not such Avoidance Actions or other Causes of Action were commenced on or prior to the date of the Order), or rights to payment of claims, that belong to or could have been raised by or on behalf of the Debtors or Debtors-in-Possession or their respective Estates, and Sun TV shall retain and may enforce such claims, rights and Causes of Action that are property of the Debtors or their Estates, and Sun TV shall retain and may enforce all defenses and counterclaims to all Claims asserted against the Debtors or their Estates, including, but not limited to, setoff, recoupment and any rights under section 502(d) of the Bankruptcy Code. Sun TV has absolute discretion to pursue, prosecute, settle, release, or not to take such actions with respect to any and all claims, rights, or Causes of Action that it retains pursuant to the Plan, as it determines in the exercise of its business judgment AFTER CONSULTATION WITH COUNSEL FOR THE CREDITORS' COMMITTEE, and shall have no liability for the outcome of its decision.


                  PLEASE TAKE FURTHER NOTICE that, no Claim or Equity Interest holder shall have recourse to the Debtors, the Creditors' Committee and the members thereof, or any of their respective professionals, or their successors or assigns, or any of their respective property on account of a Claim for which there is insufficient Cash or other property to provide a recovery equal to that received by holders of Allowed Claims of that type.

                  PLEASE TAKE FURTHER NOTICE that, any party in interest wishing to obtain a copy of the Order may request such copy at their own expense by contacting Rena Strappazon, Legal Assistant, Milbank, Tweed, Hadley & McCloy LLP, 1 Chase Manhattan Plaza, New York, NY 10005 (telephone (212) 530-5196; facsimile (212) 530-5219). Copies of the Order may also be reviewed during regular business hours at the United States Bankruptcy Court for the District of Delaware, 824 Market Street, 6th Floor, Wilmington, Delaware 19801.

Dated: __________ __, 2000
       Wilmington, Delaware

                                            BY ORDER OF THE BANKRUPTCY COURT
                                            Mary F. Walrath, Bankruptcy Judge

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

-----------------------------------------x
In re:                                   :
                                         :        Chapter 11
SUN TV AND APPLIANCES, INC.              :
AND SUN TELEVISION AND                   :        Case No. 98-2107 (MFW)
APPLIANCES, INC.,                        :
                                         :        Jointly Administered
Debtors.                                 :
                                         :
-----------------------------------------x






                   FIRST AMENDED JOINT PLAN OF LIQUIDATION OF
                   SUN TV UNDER CHAPTER 11 OF BANKRUPTCY CODE
                   ------------------------------------------





                                       MILBANK TWEED HADLEY & MCCLOY LLP
                                       1 Chase Manhattan Plaza
                                       New York, New York  10005
                                       (212) 530-5000

                                            - and -

                                       YOUNG CONAWAY STARGATT & TAYLOR, LLP
                                       11th Floor, Rodney Square North
                                       P.O. Box 391
                                       Wilmington, Delaware 19899-0391
                                       (302) 571-6600






Dated: November 15, 1999

Page



                                TABLE OF CONTENTS


                                                                                                 Page
                                                                                                 ----

SECTION I DEFINITIONS.............................................................................1
         1.1        DEFINED TERMS.................................................................1
         1.1.1      "Administrative Expense Claim"................................................1
         1.1.2      "Allowed".....................................................................2
         1.1.3      "Allowed [Class Designation] Claim or Allowed [Class Designation] Interest"...2
         1.1.4      "Allowed Reclamation Claim"...................................................2
         1.1.5      "Available Cash"..............................................................2
         1.1.6      "Assumption Schedule".........................................................3
         1.1.7      "Avoidance Action"............................................................3
         1.1.8      "Bankruptcy Code".............................................................3
         1.1.9      "Bankruptcy Court"............................................................3
         1.1.10     "Bankruptcy Rules"............................................................3
         1.1.11     "Business Day"................................................................3
         1.1.12     "Cash"........................................................................4
         1.1.13     "Causes of Action"............................................................4
         1.1.14     "Chapter 11 Case".............................................................4
         1.1.15     "Claim".......................................................................4
         1.1.16     "Claims Agent"................................................................4
         1.1.17     "Claims Objection Procedures Order"...........................................4
         1.1.18     "Class".......................................................................4
         1.1.19     "Collateral"..................................................................4
         1.1.20     "Common Stock Equity Interest"................................................4
         1.1.21     "Confirmation Date"...........................................................4
         1.1.22     "Confirmation Hearing"........................................................5
         1.1.23     "Confirmation Order"..........................................................5
         1.1.24     "Convenience Claim"...........................................................5
         1.1.25     "Creditors' Committee"........................................................5
         1.1.26     "Cure"........................................................................5
         1.1.27     "Debtors".....................................................................5
         1.1.28     "Debtors-in-Possession".......................................................5
         1.1.29     "Disallowed Claim"............................................................6
         1.1.30     "Disbursing Agent"............................................................6
         1.1.31     "Disclosure Statement"........................................................6
         1.1.32     "Disputed Claim"..............................................................6
         1.1.33     "Disputed Claims Reserve".....................................................6
         1.1.34     "Distribution"................................................................6
         1.1.35     "Effective Date"..............................................................6
         1.1.36     "Equity Interest".............................................................7
         1.1.37     "Entity"......................................................................7
         1.1.38     "Estate"......................................................................7
         1.1.39     "Final Distribution Date".....................................................7




                                                                                                    Page
                                                                                                    ----

         1.1.40     "Final Order".....................................................................7
         1.1.41     "Initial Distribution Date".......................................................8
         1.1.42     "IRS".............................................................................8
         1.1.43     "Liabilities".....................................................................8
         1.1.44     "Lien"............................................................................8
         1.1.45     "Miscellaneous Secured Claims"....................................................8
         1.1.46     "Notice of Effective Date"........................................................8
         1.1.47     "Person"..........................................................................8
         1.1.48     "Petition Date"...................................................................8
         1.1.49     "Plan"............................................................................8
         1.1.50     "Preferred Stock Equity Interest".................................................9
         1.1.51     "Priority Claim"..................................................................9
         1.1.52     "Priority Non-Tax Claim"..........................................................9
         1.1.53     "Priority Tax Claim"..............................................................9
         1.1.54     "Professionals"...................................................................9
         1.1.55     "Professional Fees"...............................................................9
         1.1.56     "Ratable or Ratable Share"........................................................9
         1.1.57     "Schedules"......................................................................10
         1.1.58     "Secured Claim"..................................................................10
         1.1.59     "Security Deposit Claim".........................................................10
         1.1.60     "Statutory Lien Claim"...........................................................10
         1.1.61     "Subsequent Distribution"........................................................10
         1.1.62     "Subsequent Distribution Date"...................................................10
         1.1.63     "Sun TV".........................................................................10
         1.1.64     "Tax Code".......................................................................11
         1.1.65     "United States Trustee"..........................................................11
         1.1.66     "Unsecured Claim"................................................................11
         1.1.67     "Unsecured Deficiency Claim".....................................................11
         1.2        OTHER TERMS......................................................................11
         1.3        INTERPRETATION; APPLICATION OF DEFINITIONS, RULES OF CONSTRUCTION AND
                    COMPUTATION OF TIME..............................................................11

Section II PAYMENT OF ADMINISTRATIVE EXPENSE CLAIMS and PRIORITY
                    TAX CLAIMS.......................................................................12
         2.1        ADMINISTRATIVE EXPENSE CLAIMS....................................................12
         2.2        PRIORITY TAX CLAIMS..............................................................12

SECTION III CLASSIFICATION AND TREATMENT OF CLAIMS AND EQUITY INTERESTS..............................13
         3.1        CLASSIFICATION...................................................................13
         3.2        TREATMENT........................................................................14

SECTION IV IMPAIRED AND UNIMPAIRED CLASSES OF CLAIMS AND EQUITY
                    INTERESTS UNDER THE PLAN; ACCEPTANCE OR REJECTION OF
                    THE PLAN.........................................................................17
         4.1        HOLDERS OF CLAIMS ENTITLED TO VOTE...............................................17
         4.2        ACCEPTANCE BY UNIMPAIRED CLASSES.................................................17



                                                                                                                Page
                                                                                                                ----
         4.3        ELIMINATION OF CLASSES.......................................................................18
         4.4        NON-CONSENSUAL CONFIRMATION..................................................................18
         4.5        REVOCATION OF THE PLAN.......................................................................18

SECTION V MEANS FOR IMPLEMENTATION AND EXECUTION OF THIS PLAN....................................................18
         5.1        CONTINUING EXISTENCE.........................................................................18
         5.2        FUNDING FOR THIS PLAN........................................................................20
         5.3        ACCOUNTS.....................................................................................20
         5.4        CLOSING OF THE CHAPTER 11 CASE...............................................................20
         5.5        ENGAGEMENT OF DEBTOR OFFICER.................................................................20

SECTION VI PROVISIONS GOVERNING DISTRIBUTIONS....................................................................20
         6.1        DISTRIBUTIONS................................................................................20
         6.2        DISTRIBUTIONS OF CASH........................................................................22
         6.3        DELIVERY OF DISTRIBUTIONS AND UNDELIVERABLE DISTRIBUTIONS....................................22
         6.4        WITHHOLDING AND REPORTING REQUIREMENTS.......................................................23
         6.5        TIME BAR TO CASH PAYMENTS....................................................................23
         6.6        SETOFFS......................................................................................23
         6.7        PROFESSIONAL FEES AND EXPENSES...............................................................24
         6.8        TRANSACTIONS ON BUSINESS DAYS................................................................24
         6.9        MINIMUM DISTRIBUTIONS........................................................................24

SECTION VII PROCEDURES FOR RESOLVING AND TREATING DISPUTED CLAIMS................................................24
         7.1        NO DISTRIBUTION PENDING ALLOWANCE............................................................24
         7.2        RESOLUTION OF DISPUTED CLAIMS................................................................24
         7.3        ESTIMATION...................................................................................25
         7.4        RESERVE ACCOUNTS FOR DISPUTED CLAIMS.........................................................25
         7.5        INVESTMENT OF DISPUTED CLAIMS RESERVE........................................................26
         7.6        ALLOWANCE OF DISPUTED CLAIMS.................................................................26
         7.7        RELEASE OF FUNDS FROM DISPUTED CLAIMS RESERVE................................................26
         7.8        LATE CLAIMS..................................................................................26

SECTION VIII EXECUTORY CONTRACTS AND UNEXPIRED LEASES UNDER THIS
                    PLAN.........................................................................................27
         8.1        ALL EXECUTORY CONTRACTS AND UNEXPIRED LEASES REJECTED IF NOT LISTED ON ASSUMPTION SCHEDULE...27
         8.2        ASSUMED EXECUTORY CONTRACTS AND UNEXPIRED LEASES.............................................27
         8.3        PAYMENTS RELATED TO ASSUMPTION OF EXECUTORY CONTRACTS AND
                    UNEXPIRED LEASES.............................................................................28
         8.4        BAR DATE FOR REJECTION DAMAGES...............................................................28
         8.5        RETIREE BENEFITS.............................................................................28

SECTION IX SUBSTANTIVE CONSOLIDATION.............................................................................28

SECTION X CONDITIONS PRECEDENT TO CONFIRMATION DATE AND EFFECTIVE DATE OF PLAN...................................29
         10.1       CONDITIONS TO CONFIRMATION DATE OF THE PLAN..................................................29



                                                                                               Page
                                                                                               ----

         10.2       CONDITIONS TO THE EFFECTIVE DATE OF THE PLAN................................30
         10.3       WAIVER OF CONDITIONS........................................................31
         10.4       NOTICE OF EFFECTIVE DATE....................................................31

SECTION XI EFFECTS OF PLAN CONFIRMATION.........................................................31
         11.1       BINDING EFFECT..............................................................31
         11.2       TERM OF INJUNCTIONS OR STAYS................................................31
         11.3       PRESERVATION OF CAUSES OF ACTION; DEFENSES..................................31

SECTION XII RELEASES............................................................................32
         12.1       RELEASE OF THE DEBTORS......................................................29
         12.2       RELEASES OF OFFICERS, DIRECTORS, EMPLOYEES, AND PROFESSIONALS...............32

SECTION XIII  RETENTION OF JURISDICTION.........................................................32
         13.1       JURISDICTION OF BANKRUPTCY COURT............................................32

SECTION XIV  MISCELLANEOUS PROVISIONS...........................................................34
         14.1       DELETION OF CLASSES AND SUBCLASSES..........................................34
         14.2       ADDITION OF SUBCLASSES......................................................34
         14.3       DISSOLUTION OF THE CREDITORS' COMMITTEE.....................................34
         14.4       EFFECTUATING DOCUMENTS AND FURTHER TRANSACTIONS.............................34
         14.5       EXEMPTION FROM TRANSFER TAXES...............................................34
         14.6       EXCULPATION.................................................................35
         14.7       POST-CONFIRMATION DATE FEES AND EXPENSES OF PROFESSIONALS...................35
         14.8       PAYMENT OF STATUTORY FEES...................................................35
         14.9       MODIFICATION OF PLAN........................................................36
         14.10      WITHDRAWAL OR REVOCATION....................................................36
         14.11      COURTS OF COMPETENT JURISDICTION............................................36
         14.12      NOTICES.....................................................................36
         14.13      NO INTEREST.................................................................38
         14.14      SEVERABILITY................................................................38
         14.15      GOVERNING LAW...............................................................38
         14.16      FAILURE OF EFFECTIVE DATE...................................................38
         14.17      PLAN CONTROLS...............................................................39
         14.18      RESERVATION OF RIGHTS.......................................................39
         14.19      BINDING EFFECT..............................................................39
         14.20      HEADINGS....................................................................39
         14.21      EXHIBITS....................................................................40


                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

------------------------------------x
                                    :
In re:                              :
                                    :         Chapter 11
SUN TV AND APPLIANCES, INC.         :
AND SUN TELEVISION AND              :         Case No. 98-2107 (MFW)
APPLIANCES, INC.,                   :
                                    :         Jointly Administered
                   Debtors.         :
                                    :
------------------------------------x


                FIRST AMENDED JOINT PLAN OF LIQUIDATION OF SUN TV
                     UNDER CHAPTER 11 OF THE BANKRUPTCY CODE
                     ---------------------------------------

                  Sun TV and Appliances, Inc. and Sun Television and Appliances, Inc., the Debtors and Debtors-in-Possession in the above-captioned chapter 11 cases, propose the following First Amended Joint Plan of Liquidation pursuant to the provisions of chapter 11 of the Bankruptcy Code:

                  All holders of Claims are encouraged to read the Plan and the Disclosure Statement in their entirety before voting to accept or reject the Plan.

                  Subject to the restrictions on modifications set forth in
section 1127 of the Bankruptcy Code and those restrictions on modifications set forth in Article XIV of the Plan, Sun TV expressly reserves its right to alter, amend or modify the Plan, one or more times, before its substantial consummation.

                                    SECTION I

                                   DEFINITIONS

                  1.1 DEFINED TERMS. The following terms, when used in this Plan or any subsequent amendments or modifications thereof, shall have the meanings defined below:

                  1.1.1 "Administrative Expense Claim" means any right to payment constituting a cost or expense of administration of the Chapter 11 Case Allowed under sections 503(b) and 507(a)(1) of the Bankruptcy Code, including
(a) any actual and necessary costs and expenses of preserving the Estates of the Debtors, (b) any actual and necessary costs and expenses of operating the businesses of the Debtors, (c) any indebtedness or obligations incurred or assumed by the Debtors in the ordinary course of business in connection with the conduct of their business, (d) Allowed Reclamation Claims, (e) any allowances of compensation and reimbursement of expenses to the extent Allowed by Final Order under sections 330, 331 or 503 of the Bankruptcy Code, whether fixed before or after the Effective Date, and (f) any fees or charges assessed against the Estates of the Debtors under section 1930, Chapter 123, title 28, United States Code, including post-Confirmation Date and post-Effective Date fees and charges.

                  1.1.2 "Allowed" means, with reference to any Claim (including any Administrative Expense Claim), (a) any Claim against the Debtors, proof of which was filed within the applicable period of limitation fixed by the Bankruptcy Court in accordance with Rule 3003(c)(3) of the Bankruptcy Rules (i) as to which no objection to the allowance thereof has been interposed within the applicable period of limitation fixed by this Plan, the Bankruptcy Code, the Bankruptcy Rules or a Final Order, (ii) as to which no action has been commenced to avoid such Claim within the applicable period of limitation fixed by this Plan, or (iii) as to which an objection has been interposed, to the extent such Claim has been allowed (whether in whole or in part) by a Final Order, (b) if no proof of Claim was so filed, any Claim against the Debtors which has been listed by the Debtors in their respective Schedules, as such Schedules may be amended from time to time in accordance with Rule 1009 of the Bankruptcy Rules, as liquidated in amount and not disputed or contingent (or which proof of Claim has been withdrawn or Disallowed), (c) any Claim arising from the recovery of property under sections 330 or 553 of the Bankruptcy Code and allowed by the Bankruptcy Court in accordance with section 502(h) of the Bankruptcy Code, (d) any Claim allowed under or pursuant to the terms of this Plan, or (e) any Claim that has been allowed by a Final Order.

                  1.1.3 "Allowed [Class Designation] Claim or Allowed [Class Designation] Interest" means an Allowed Claim or an Allowed Equity Interest in the specified Class.

                  1.1.4 "Allowed Reclamation Claim" means a Claim as to which administrative priority has been allowed pursuant to a Final Order of the Bankruptcy Court pursuant to section 546(c)(2)(A) of the Bankruptcy Code.

                  1.1.5 "Available Cash" means all cash of the Estates to be distributed to the holders of Allowed Claims less (i) the amount of cash as determined from time to time by Sun TV to be necessary to fund adequately the administration of this Plan and the Chapter 11 Case on and after the Effective Date, including, without limitation, funds for the purchase of tail or extended coverage under any policy of directors and officers liability insurance, and
(ii) the amount of cash deposited into the Disputed Claims Reserve; PROVIDED, HOWEVER, that Available Cash shall not include Collateral or any proceeds of Collateral securing any Allowed Secured Claims.

                  1.1.6 "Assumption Schedule" means the schedule of executory contracts and unexpired leases designated by Sun TV for assumption by and assignment to, as may be the case, another Entity as of the Effective Date of the Plan, pursuant to sections 365 and 1123(b)(2) of the Bankruptcy Code and
Section 8.2 of the Plan which schedule shall be attached hereto as Exhibit A.

                  1.1.7 "Avoidance Action" means any avoidance or recovery action under sections 542, 544, 545, 547, 548, 549, 550, 551 and 553 of the
Bankruptcy Code.

                  1.1.8 "Bankruptcy Code" means title 11 of the United States Code, as amended from time to time, as applicable to this Chapter 11 Case, as in effect on the Confirmation Date.

                  1.1.9 "Bankruptcy Court" means the United States Bankruptcy Court for the District of Delaware having jurisdiction over the Chapter 11 Case.

                  1.1.10 "Bankruptcy Rules" means the Federal Rules of Bankruptcy Procedure as promulgated by the United States Supreme Court under section 2075, title 28, United States Code, the Federal Rules of Civil Procedure, as amended, as applicable to the Chapter 11 Case and the Local Rules of the Bankruptcy Court, as amended from time to time and applicable to the Chapter 11 Case.

                  1.1.11 "Business Day" means any day other than (i) a Saturday,
(ii) a Sunday, (iii) any other day on which banking institutions in New York, New York are required or authorized to close by law or executive order, and (iv) the Friday after Thanksgiving.

                  1.1.12 "Cash" means legal tender of the United States of America.

                  1.1.13 "Causes of Action" means any and all actions, causes of action, liabilities, obligations, rights, suits, debts, sums of money, damages, judgments, claims and demands whatsoever, whether known or unknown, in law, equity or otherwise, including all Avoidance Actions.

                  1.1.14 "Chapter 11 Case" means the cases commenced under chapter 11 of the Bankruptcy Code by Sun TV before the Bankruptcy Court that are administratively consolidated under Case No. 98-2107 (MFW).

                  1.1.15 "Claim" means a claim against Sun TV, whether or not asserted, as defined in section 101(5) of the Bankruptcy Code.

                  1.1.16 "Claims Agent" means Donlin, Recano & Company, Inc.

                  1.1.17 "Claims Objection Procedures Order" means that certain Order Establishing Procedure for Objections to Claims and Settlement Authority, dated October 6, 1999.

                  1.1.18 "Class" means a category of holders of Claims or Interests described in Section III hereof.

                  1.1.19 "Collateral" means any property, or interest in property, of the Estate of any of the Debtors subject to a Lien to secure the payment or performance of a Claim, which Lien is not subject to avoidance under the Bankruptcy Code.

                  1.1.20 "Common Stock Equity Interest" means the shares of common stock of Sun TV.

                  1.1.21 "Confirmation Date" means the date upon which the Clerk of the Bankruptcy Court enters the Confirmation Order on the docket of the Bankruptcy Court.

                  1.1.22 "Confirmation Hearing" means the hearing held by the Bankruptcy Court on confirmation of this Plan, as it may be adjourned or continued from time to time.

                  1.1.23 "Confirmation Order" means the order of the Bankruptcy Court confirming the Plan under section 1129 of the Bankruptcy Code.

                  1.1.24 "Convenience Claim" means (a) an Allowed Unsecured Claim against Sun TV in an amount equal to Twenty-five Dollars ($25) or less,
(b) the Allowed Unsecured Claim against Sun TV of a holder that has irrevocably elected on its ballot to reduce such Claim against Sun TV to the amount of Twenty-five Dollars ($25) and/or (c) a Disputed Unsecured Claim against Sun TV that becomes an Allowed Unsecured Claim of Twenty-five Dollars ($25) or less with the consent of and in the amount agreed to by Sun TV or pursuant to a Final Order.

                  1.1.25 "Creditors' Committee" means the official Creditors' Committee of unsecured creditors appointed by the United States Trustee in the Chapter 11 Case on October 1, 1998 to represent unsecured creditors of the Debtors, as such Creditors' Committee may be constituted from time to time.

                  1.1.26 "Cure" means the distribution of Cash, or such other property as may be agreed upon by the parties and/or ordered by the Bankruptcy Court, with respect to the assumption of an executory contract or unexpired lease, pursuant to section 365(b) of the Bankruptcy Code, in an amount equal to all accrued, due and unpaid monetary obligations, without interest, or such other amount as may be agreed upon by the parties or ordered by the Bankruptcy Court, under such executory contract or unexpired lease, to the extent such obligations are enforceable under the Bankruptcy Code and applicable non-bankruptcy law.

                  1.1.27 "Debtors" means, collectively, Sun TV.

                  1.1.28 "Debtors-in-Possession" means the Debtors in their capacity as debtors-in-possession in the Chapter 11 Case under section 1107 of the Bankruptcy Code.

                  1.1.29 "Disallowed Claim" means (a) a Claim, or any portion thereof, that has been disallowed by a Final Order or (b) unless scheduled by the Debtors as a fixed, liquidated, non-contingent and undisputed Claim, a Claim as to which a proof of Claim bar date has been established by the Bankruptcy Code, Bankruptcy Rules or Final Order of the Bankruptcy Court but no proof of Claim has been timely filed or deemed timely filed with the Bankruptcy Court pursuant to either the Bankruptcy Code or any Final Order of the Bankruptcy Court.

                  1.1.30 "Disbursing Agent" means an entity, which may be Sun TV, designated by Sun TV and the Creditors' Committee on or before the Confirmation Date to serve as Sun TV's agent to make Distributions to Classes 1, 3 and 4 pursuant to Section III of the Plan and administer the Disputed Claims Reserve with respect to such Classes. Any reference in this Plan to Sun TV in connection with any such activities shall include the Disbursing Agent.

                  1.1.31 "Disclosure Statement" means the disclosure statement relating to this Plan, dated as of the date hereof, including the exhibits and schedules thereto, as the same may be amended, modified or supplemented from time to time.

                  1.1.32 "Disputed Claim" means a Claim, or any portion thereof, that is neither an Allowed Claim nor a Disallowed Claim.

                  1.1.33 "Disputed Claims Reserve" means a reserve of Cash for the relevant Class, established herein for, among other things, (a) the payment or other satisfaction of Disputed Claims that become Allowed Claims after the Effective Date, and (b) the making of additional Distributions to holders of previously Allowed Claims, which reserve shall be held in trust for the benefit of the holders of the above-referenced types of Claims and will not constitute property of the Estates.

                  1.1.34 "Distribution" means the distribution of Cash in accordance with this Plan.

                  1.1.35 "Effective Date" means the first Business Day on which
(a) all conditions precedent set forth in Section 10.2 of the Plan have been satisfied or waived as provided in Section 10.3 hereof and (b) no stay of the Confirmation Order is in effect.

                  1.1.36 "Equity Interest" means as of the Petition Date, any capital stock or other ownership interest in Sun TV, including a Common Stock Equity Interest and a Preferred Stock Equity Interest, whether or not transferable, and any option, warrant, or right to purchase, sell, or subscribe for an ownership interest or other equity security in Sun TV.

                  1.1.37 "Entity" has the meaning assigned to such term in
section 101(15) of the Bankruptcy Code.

                  1.1.38 "Estate" means , as to each Debtor, the estate of such Debtor in its Chapter 11 Case created by section 541 of the Bankruptcy Code upon the commencement of such Chapter 11 Case.

                  1.1.39 "Final Distribution Date" means the date on which Sun TV makes a final Distribution of Available Cash pursuant to Section 6.1(c) of this Plan. The Final Distribution Date shall be a date, as determined by Sun TV,
(i) which is after the liquidation into Cash of all assets of Sun TV (other than those assets abandoned by Sun TV) and collection of other sums due or otherwise remitted or returned to the Estate, and (ii) on or after which Sun TV makes a final Distribution from the Disputed Claims Reserve pursuant to Section 7.4 of this Plan after resolution of all Disputed Claims.

                  1.1.40 "Final Order" means an order or judgment of the Bankruptcy Court as to which the time to appeal, petition for certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari or other proceedings for reargument or rehearing shall then be pending, PROVIDED, HOWEVER, if an appeal, writ of certiorari, reargument or rehearing thereof has been filed or sought, such order of the Bankruptcy Court shall have been affirmed by the highest court to which such order was appealed, or certiorari shall have been denied or reargument or rehearing shall have been denied or resulted in no modification of such order, and the time to take any further appeal, petition for certiorari or move for reargument or rehearing shall have expired; PROVIDED, FURTHER, that the possibility that a motion under Rule 59 or Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules, may be filed with respect to such order shall not cause such order not to be a Final Order.

                  1.1.41 "Initial Distribution Date" means the Effective Date or as soon thereafter as practicable.

                  1.1.42 "IRS" means the Internal Revenue Service.

                  1.1.43 "Liabilities" means any and all costs, expenses, actions, Causes of Action, suits, controversies, damages, claims, liabilities or demands of any nature, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, liquidated or unliquidated, matured or not matured, contingent or direct, whether arising at common law, in equity, or under any statute, based in whole or in part on any act or omission or other occurrence taking place on or prior to the Effective Date.

                  1.1.44 "Lien" has the meaning ascribed to such term in section 101(37) of the Bankruptcy Code (but a Lien that has or may be been avoided pursuant to sections 544, 545, 546, 547, 548 and 549 of the Bankruptcy Code shall not constitute a Lien).

                  1.1.45 "Miscellaneous Secured Claims" means all Secured Claims other than the Security Deposit Claims and Statutory Lien Claims.

                  1.1.46 "Notice of Effective Date" means a notice, substantially in the form of Exhibit B to this Plan, to be filed with the Bankruptcy Court in accordance with Section 10.4 of this Plan.

                  1.1.47 "Person" shall have the meaning ascribed to such term in section 101(41) of the Bankruptcy Code.

                  1.1.48 "Petition Date" means September 16, 1998, the date on which the Debtors filed their chapter 11 petitions and commenced the Chapter 11 Case.

                  1.1.49 "Plan" means this chapter 11 plan, as amended, modified or supplemented from time to time in accordance with the terms hereof.

                  1.1.50 "Preferred Stock Equity Interest" means the shares of preferred stock in Sun TV.

                  1.1.51 "Priority Claim" means a Priority Tax Claim or a Priority Non-Tax Claim.

                  1.1.52 "Priority Non-Tax Claim" means any Claim of a kind specified in sections 507(a)(3), (4), (5), (7) or (9) or deposits to the extent provided under section 507(a)(6) of the Bankruptcy Code.

                  1.1.53 "Priority Tax Claim" means any Claim of a governmental unit of the kind specified in section 507(a)(8) of the Bankruptcy Code.

                  1.1.54 "Professionals" means the following attorneys, accountants and other professionals whose retention by the Debtors-in-Possession or the Creditors' Committee has been approved by an order of the Bankruptcy
Court: Milbank, Tweed, Hadley & McCloy LLP; Porter, Wright, Morris & Arthur; Kirkland & Ellis; PricewaterhouseCoopers LLP; Business Regeneration Services LLC (f/k/a Business Turnaround Services or BTS); Young, Conaway, Stargatt & Taylor, LLP; Otterbourg, Steindler, Houston & Rosen, P.C.; Pepper Hamilton LLP; Ernst & Young LLP; and KPMG LLP.

                  1.1.55 "Professional Fees" means a Claim of a Professional, retained in the Chapter 11 Case, pursuant to sections 327 and 1103 of the Bankruptcy Code or otherwise, for compensation or reimbursement of costs and expenses relating to services incurred prior to and including the Confirmation Date, when and to the extent any Claim described above is Allowed by a Final Order entered pursuant to sections 330, 331, 503(b), or 1103 of the Bankruptcy Code.

                  1.1.56 "Ratable or Ratable Share" means a number (expressed as a percentage) equal to the proportion that a Claim bears to the aggregate amount of Claims in such Class entitled to Distributions from the same source, including Disputed Claims, as of the date of determination.

                  1.1.57 "Schedules" means the respective schedules of assets and liabilities and the statements of financial affairs filed by the Debtors under section 521 of the Bankruptcy Code and the Official Bankruptcy Forms of the Bankruptcy Rules, as such schedules and statements have been or may be supplemented or amended from time to time.

                  1.1.58 "Secured Claim" means a Claim secured by a Lien on Collateral to the extent of the value of the Collateral, as determined in accordance with section 506(a) of the Bankruptcy Code, or as otherwise agreed upon in writing by the Debtors and the holder of such Claim after notice to the Creditors' Committee and subject to the approval by a Final Order of the Bankruptcy Court. To the extent that the value of such interest is less than the amount of the Claim which has the benefit of such security, such Claim is an Unsecured Deficiency Claim unless, in any such case, the Class of which such Claim is a part makes a valid and timely election under section 1111(b) of the Bankruptcy Code to have such Claim treated as a Secured Claim to the extent Allowed.

                  1.1.59 "Security Deposit Claim" means any Secured Claim against Sun TV secured by a Lien on Cash deposited by Sun TV prior to the Petition Date to secure the payment for goods or services to be delivered or furnished to Sun TV prior to the Petition Date.

                  1.1.60 "Statutory Lien Claim" means any Secured Claim secured by a valid and enforceable Lien attaching by operation of law in favor of materialmen, mechanics, warehousemen, carriers, taxing authorities or other similar Persons.

                  1.1.61 "Subsequent Distribution" means any Distribution of Available Cash made to the holders of Allowed Claims on a Subsequent Distribution Date in accordance with Section 6.1(b) of this Plan.

                  1.1.62 "Subsequent Distribution Date" means any date, as determined by Sun TV which is after the Effective Date and prior to the Final Distribution Date on which a Distribution of Available Cash is made to holders of Allowed Claims in accordance with Section 6.1(b) of this Plan.

                  1.1.63 "Sun TV" means Sun TV and Appliances, Inc., a Delaware corporation, and its corporate parent, Sun Television and Appliances, Inc. Unless otherwise expressly stated herein, "Sun TV" shall include references to Sun TV as Debtors and Debtors-in-Possession.

                  1.1.64 "Tax Code" means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

                  1.1.65 "United States Trustee" means the Acting United States Trustee appointed under section 591, title 28, United States Code to serve in the District of Delaware.

                  1.1.66 "Unsecured Claim" means any Claim against any of the Debtors that is not an Administrative Expense Claim, Secured Claim, Priority Tax Claim, or Priority Non-Tax Claim, and specifically including any Claim asserted by any Sun TV customer relating to goods or services purchased from Sun TV prior to the Petition Date.

                  1.1.67 "Unsecured Deficiency Claim" means, with reference to a Claim secured by a Lien against Collateral, an amount equal to the difference between (a) the aggregate amount of such Claim after giving effect to the operation of section 1111(b)(1)(A) of the Bankruptcy Code and (b) the amount of such Claim that is a Secured Claim; provided, however, that, in the event that the Class in which such Secured Claim is classified makes the election under section 1111(b)(2) of the Bankruptcy Code in accordance with Rule 3014 of the Bankruptcy Rules, the Unsecured Deficiency Claim otherwise relating to such Secured Claim shall be extinguished. An Unsecured Deficiency Claim is an Unsecured Claim.

                  1.2 OTHER TERMS. A term used in this Plan that is not defined shall have the meaning ascribed to that term, if any, in the Bankruptcy Code.

                  1.3 INTERPRETATION; APPLICATION OF DEFINITIONS, RULES OF CONSTRUCTION AND COMPUTATION OF TIME. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include both the singular and the plural and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter. For purposes of the Plan (a) any reference in the Plan to a contract, instrument, release, indenture, or other agreement or document being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions, (b) any reference in the Plan to an existing document or exhibit filed or to be filed means such document or exhibit as it may have been or may be amended, modified, or supplemented, and (c) unless otherwise specified, all references in the Plan to Sections, Schedules, and Exhibits are references to Sections, Schedules, and Exhibits of or to the Plan. The words "herein," "hereof," "hereto," "hereunder," and other words of similar meaning refer to this Plan as a whole and not to any particular section, subsection or clause contained in this Plan. The rules of construction contained in section 102 of the Bankruptcy Code shall apply to the construction of this Plan. The headings in this Plan are for convenience of reference only and shall not limit or otherwise affect the provisions of this Plan. Unless otherwise indicated herein, all references to dollars means United States dollars. In computing any period of time prescribed or allowed by the Plan, unless otherwise expressly provided, the provisions of Bankruptcy Rule 9006(a) shall apply.

                                   SECTION II

            PAYMENT OF ADMINISTRATIVE EXPENSE CLAIMS and PRIORITY TAX
                                     CLAIMS

                  2.1 ADMINISTRATIVE EXPENSE CLAIMS. Each holder of an Allowed Administrative Expense Claim shall be paid in Cash, in full, on the Initial Distribution Date, or in such amounts and on such other terms either as may be agreed on between such holder and the Debtors, or according to the ordinary business terms of the Debtors and such holders, in full and complete satisfaction, settlement, and release of and in exchange for such holder's Claim. All Entities that are awarded allowance of compensation or reimbursement of expenses by the Bankruptcy Court under sections 503(b)(2), 503(b)(3), 503(b)(4) or 503(b)(5) of the Bankruptcy Code shall be paid in Cash in full in such amounts as are Allowed by the Bankruptcy Court (a) on the later of (i) the Effective Date or (ii) the date that is ten (10) Business Days after an order of the Bankruptcy Court with respect to any such Allowed Administrative Expense Claim becomes a Final Order or (b) on such other terms as may be mutually agreed on between the holder of an Allowed Administrative Expense Claim and the Debtors.

                  2.2 PRIORITY TAX CLAIMS. On the Initial Distribution Date, each holder of an Allowed Priority Tax Claim shall be entitled to receive in full satisfaction, settlement, and release of and in exchange for such Allowed Priority Tax Claim (a) deferred Cash payments in an aggregate principal amount equal to the amount of such Allowed Priority Tax Claim plus interest on the unpaid portion thereof at the rate of five percent (5%) per annum from the Effective Date through the date of payment thereof or (b) such other treatment as to which the Debtors and such holder shall have agreed upon in writing, with the approval of the Bankruptcy Court, after notice to the Creditors' Committee. If deferred Cash payments are made to a holder of an Allowed Priority Tax Claim, payments of principal shall be made in annual installments, each such installment amount being equal to ten (10%) percent of such Allowed Priority Tax Claim plus accrued and unpaid interest, with the first payment to be due on the first anniversary of the Initial Distribution Date, and subsequent payments to be due on each successive anniversary of the first payment date or as soon thereafter as is practicable; PROVIDED, HOWEVER, that any installments remaining unpaid on the date that is six years after the date of assessment of the tax that is the basis of the Allowed Priority Tax Claim shall be paid on the first Business Day following such date, together with any accrued and unpaid interest to the date of payment; PROVIDED, FURTHER, that the Debtors reserve the right to pay any Allowed Priority Tax Claim, or any remaining balance of such Allowed Priority Tax Claim, in full at any time on or after the Effective Date without premium or penalty.

                                   SECTION III

                   CLASSIFICATION AND TREATMENT OF CLAIMS AND
                                EQUITY INTERESTS

                  3.1 CLASSIFICATION. Other than Administrative Claims and Priority Tax Claims, Claims and Equity Interests are classified for all purposes, including voting, confirmation, and distribution, as follows:

-------------------------------------------- -----------------------------------
Class 1:  Priority Non-Tax Claims            Class 1 consists of all Allowed
                                             Priority Non-Tax Claims
-------------------------------------------- -----------------------------------
Class 2:  Secured Claims                     Class 2 consists of all Allowed
                                             Secured Claims
-------------------------------------------- -----------------------------------
     Subclass 2A:  Security Deposit Claims   Subclass 2A consists of all Allowed
                                             Security Deposit Claims
-------------------------------------------- -----------------------------------
     Subclass 2B:  Statutory Lien Claims     Subclass 2B consists of all Allowed
                                             Statutory Lien Claims
-------------------------------------------- -----------------------------------
     Subclass 2C:  Miscellaneous Secured     Subclass 2C consists of all Allowed
                   Claims                    Miscellaneous Secured Claims
-------------------------------------------- -----------------------------------
Class 3:  General Unsecured Claims           Class 3 consists of all Allowed
                                             General Unsecured Claims
-------------------------------------------- -----------------------------------
Class 4:  Convenience Claims                 Class 4 consists of all Allowed
                                             Convenience Claims
-------------------------------------------- -----------------------------------
Class 5:  Preferred Stock Equity Interests   Class 5 consists of all Claims and
                                             other rights directly or indirectly
                                             arising from or under or relating
                                             in any way to Allowed Preferred
                                             Stock Equity Interests
-------------------------------------------- -----------------------------------
Class 6:  Common Stock Equity Interests      Class 6 consists of all Claims and
                                             other rights directly or indirectly
                                             arising from or under or relating
                                             in any way to Allowed Common Stock
                                             Equity Interests
-------------------------------------------- -----------------------------------

                  3.2 TREATMENT. The Classes of Allowed Claims against Sun TV shall receive the following treatment:

                  a.  CLASS 1: PRIORITY NON-TAX CLAIMS.

                      (i) IMPAIRMENT AND VOTING. Class 1 is not impaired by the Plan. Holders of Claims in Class 1 are not entitled to vote to accept or reject the Plan.

                      (ii) TREATMENT. Sun TV shall pay to each holder of an Allowed Claim in Class 1 Cash from Available Cash in an amount equal to such Allowed Claim, in full and complete satisfaction, settlement, and release of and in exchange for such holder's Claim, on the later of (i) the Initial Distribution Date, and (ii) thirty (30) days after the date on which such Claim becomes an Allowed Priority Non-Tax Claim, or as soon as thereafter as is practicable.

                  b.  CLASS 2: SECURED CLAIMS.

                      (i) IMPAIRMENT AND VOTING. Class 2 is not impaired by the Plan. Holders of Claims in Class 2 are not entitled to vote to accept or reject the Plan.

                      (ii) TREATMENT.

                           (a) SECURITY DEPOSIT CLAIMS (SUBCLASS 2A). Each
                  holder of an Allowed Security Deposit Claim shall be entitled to apply to such Claim the Cash held on deposit by such holder to secure such Claim and shall transfer to Sun TV all Cash held in excess of its Allowed Security Deposit Claim, in full and complete satisfaction, settlement, and release of and in exchange for such holder's Claim, on the later of (i) the Initial Distribution Date and (ii) thirty (30) days after the date on which such Claim becomes an Allowed Security Deposit Claim, or as soon thereafter as is practicable.

                           (b) STATUTORY LIEN CLAIMS (SUBCLASS 2B). At Sun TV's
                  option, Sun TV shall (i) distribute to each holder of an Allowed Statutory Lien Claim the Collateral securing such Allowed Statutory Lien Claim; (ii) distribute to each holder of an Allowed Statutory Lien Claim Cash in an amount, not to exceed the Allowed amount of such Claim, equal to the proceeds actually realized from the sale of any Collateral securing such Claim, less the actual costs and expenses of disposing of such Collateral; or (iii) provide for such other treatment as may be agreed upon by Sun TV and the holder of an Allowed Statutory Lien Claim, in full and complete satisfaction, settlement, and release of and in exchange for such holder's Claim, on the later of (x) the Initial Distribution Date, and
                  (y) thirty (30)
                  days after the date on which such Claim becomes an Allowed Statutory Lien Claim, or as soon thereafter as is practicable.

                           (c) MISCELLANEOUS SECURED CLAIMS (SUBCLASS 2C). At
                  Sun TV's option, Sun TV shall (i) distribute to each holder of an Allowed Miscellaneous Secured Claim the Collateral securing such Allowed Miscellaneous Secured Claim; (ii) distribute to each holder of an Allowed Miscellaneous Secured Claim Cash in an amount, not to exceed the Allowed amount of such Claim, equal to the proceeds actually realized from the sale of any Collateral securing such Claim, less the actual costs and expenses of disposing of such Collateral; or (iii) provide for such other treatment as may be agreed upon by Sun TV and the holder of an Allowed Miscellaneous Secured Claim, in full and complete satisfaction, settlement, and release of and in exchange for such holder's Claim, on the later of (x) the Initial Distribution Date, and (y) thirty (30) days after the date on which such Claim becomes an Allowed Miscellaneous Secured Claim, or as soon thereafter as is practicable.

                      (iii) RETENTION OF LIENS. Each holder of an Allowed Secured Claim in Class 2 shall retain the Liens securing such Allowed Secured Claim as of the Confirmation Date until Sun TV shall have made the Distribution to such holder provided for in Section 3.2(b)(ii)(b) of the Plan.

                  c. CLASS 3: GENERAL UNSECURED CLAIMS.

                      (i) IMPAIRMENT AND VOTING. Class 3 is impaired by the Plan. Each holder of an Allowed General Unsecured Claim in Class 3 is entitled to vote to accept or reject the Plan.

                      (ii) TREATMENT. After satisfaction in full or reservation of all Allowed Administrative Claims, Allowed Priority Claims, and Allowed Claims in Classes 1, 2, and 4 as provided in Sections II and III of the Plan, and unless otherwise agreed to by Sun TV and the holder of an Allowed Claim in Class 3, Sun TV shall pay to each holder of an Allowed Claim in Class 3 its Ratable Share of Available Cash (not to exceed the amount of its Allowed Claim), in full and complete satisfaction, settlement, and release of and in exchange for such holder's Claim, on the later of (i) the Initial Distribution Date, and (ii) thirty (30) days after the date on which such Claim becomes an Allowed General Unsecured Claim, or as soon thereafter as is practicable. If, after the Effective Date, any Cash is available from, among other things, the liquidation of assets of the Estate, the prosecution and enforcement of Causes of Action of Sun TV, the release of funds from the Disputed Claims Reserve, or unclaimed, undeliverable or time-barred Distributions to holders of Allowed Claims pursuant to Section VI of the Plan and, in any such case, becomes Available Cash, then after the satisfaction in full of all

           Allowed Administrative Claims, Allowed Priority Claims and the treatment provided in the Plan for Allowed Claims in Classes 1 and 2, each holder of an Allowed Claim in Class 3 will be paid on a Subsequent Distribution Date, if any, and the Final Distribution Date its Ratable Share of Available Cash on account of its Allowed General Unsecured Claim in accordance with Section VI of the Plan, provided that the aggregate Distributions received pursuant to the Plan do not exceed the amount of the Allowed Claim.

                  d.  CLASS 4: CONVENIENCE CLAIMS.

                      (i) IMPAIRMENT AND VOTING. Class 4 is unimpaired by the Plan. Each holder of an Allowed General Unsecured Claim in Class 4 is not entitled to vote to accept or reject the Plan.

                      (ii) TREATMENT. Sun TV shall pay to each holder of an Allowed Convenience Claim in Class 4 Cash from Available Cash an amount equal to one hundred percent (100%) of such Allowed Convenience Claim, in full and complete satisfaction, settlement, and release of and in exchange for such holder's Claim, on the later of
           (i) the Initial Distribution Date, and (ii) thirty (30) days after the date on which such Claim becomes an Allowed Convenience Claim, or as soon thereafter as is practicable.

                  e.  CLASS 5: PREFERRED STOCK EQUITY INTERESTS.

                      (i) IMPAIRMENT AND VOTING. Class 5 is impaired by the Plan. For purposes of the Plan, each holder of an Allowed Preferred Stock Equity Interest in Class 5 is conclusively presumed to have rejected this Plan as a holder of a Class 5 Preferred Stock Equity Interest and is not entitled to vote to accept or reject the Plan.

                      (ii) TREATMENT. Preferred Stock Equity Interests are subordinate to all Claims, and shall receive no Distribution under the Plan.

                  f.  CLASS 6: COMMON STOCK EQUITY INTERESTS.

                      (i) IMPAIRMENT AND VOTING. Class 6 is impaired by the Plan. For purposes of the Plan, each holder of an Allowed Common Stock Equity Interest in Class 6 is conclusively presumed to have rejected this Plan as a holder of a Class 6 Common Stock Equity Interest and is not entitled to vote to accept or reject the Plan.

                      (ii) TREATMENT. Common Stock Equity Interests are subordinate to all Claims and Preferred Stock Equity Interests, and shall receive no Distribution under the Plan.

                                   SECTION IV

                  IMPAIRED AND UNIMPAIRED CLASSES OF CLAIMS AND
                 EQUITY INTERESTS UNDER THE PLAN; ACCEPTANCE OR
                              REJECTION OF THE PLAN

                  4.1 HOLDERS OF CLAIMS ENTITLED TO VOTE.

                  a. Each holder of an Allowed Claim, or the holder of a Claim that has been temporarily allowed for voting purposes only under Bankruptcy Rule 3018(a), in an impaired Class of Claims against the Debtors, shall be entitled to vote separately to accept or reject this Plan as provided in the order entered by the Bankruptcy Court governing the voting and balloting procedures applicable to the Plan. Any unimpaired Class of Claims shall be deemed to have accepted the Plan. Any Class of Claims or Equity Interests that will not receive or retain any property on account of such Claims or Equity Interests shall be deemed to have rejected the Plan.

                  b. Class 3 is impaired hereunder and the holders of Allowed Claims in such Classes are entitled to vote on this Plan. In accordance with section 1126(g) of the Bankruptcy Code, each of Classes 5 and 6 are conclusively deemed to have rejected the Plan.

                  4.2 ACCEPTANCE BY UNIMPAIRED CLASSES. Each of Classes 1, 2, and 4 is unimpaired under this Plan and is conclusively presumed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code.

                  4.3 ELIMINATION OF CLASSES. Any Class of Claims that is not occupied as of the date of the commencement of the Confirmation Hearing by an Allowed Claim or a Claim temporarily Allowed under Bankruptcy Rule 3018 shall be deemed deleted from this Plan for purposes of voting on acceptance or rejection of this Plan, and for purposes of determining acceptance or rejection of this Plan by such Class under section 1129(a)(8) of the Bankruptcy Code.

                  4.4 NON-CONSENSUAL CONFIRMATION. The Debtors will request that the Bankruptcy Court confirm the Plan in accordance with section 1129(b) of the Bankruptcy Code in view of the deemed rejection of the Plan by Classes 5 and 6. In the event that Class 3 fails to accept the Plan, the Debtors reserve their right (i) to modify the Plan in accordance with Section 14.9 hereof and/or (ii) to request that the Bankruptcy Court confirm the Plan in accordance with section 1129(b) of the Bankruptcy Code notwithstanding such lack of acceptance by providing fair and equitable treatment to any impaired Class of Claims and Equity Interests voting to reject the Plan.`

                  4.5 REVOCATION OF THE PLAN. Subject to Section 14.10 hereof, the Debtors reserve the right to revoke and withdraw this Plan at any time prior to entry of the

Confirmation Order. If this Plan is so revoked or withdrawn, then it shall be deemed null and void.

                                    SECTION V

               MEANS FOR IMPLEMENTATION AND EXECUTION OF THIS PLAN

                  5.1 CONTINUING EXISTENCE.

                  a. From and after the Confirmation Date, Sun TV shall continue in existence for the purpose of (a) winding up its affairs as expeditiously as reasonably possible, (b) liquidating, by conversion to Cash or other methods, any remaining assets of the Estates, as expeditiously as reasonably possible,
(c) enforcing and prosecuting Causes of Action, claims, interests, rights and privileges of Sun TV, (d) reconciling Claims and resolving Disputed Claims, (e) administering the Plan, (f) filing appropriate tax returns, and (g) taking such other action as may be necessary or appropriate to effectuate this Plan. Sun TV shall have absolute discretion to pursue or not to pursue any and all claims, rights, or Causes of Action that it retains pursuant to this Plan, as it determines in the exercise of its business judgment, and shall have no liability for the outcome of its decision. Sun TV may incur and pay any reasonable and necessary expenses in performing the foregoing functions.

                  b. From and after the Confirmation Date, the then current officers of Sun TV shall continue to serve in their respective capacities through the earlier of the date Sun TV is dissolved in accordance with Section 5.1(c) of the Plan and the date such officer resigns, is replaced, or is terminated. From and after the Effective Date, James Moran shall be appointed the sole director and president of Sun TV and shall serve in such capacities on the terms set forth in Section 5.5 of the Plan through the earlier of the date Sun TV is dissolved in accordance with Section 5.1(c) of the Plan and the date James Moran resigns, is terminated for cause or is unable to serve; PROVIDED, HOWEVER, that, in the event that James Moran resigns, is terminated or unable to serve as a director, then an individual to be named by Sun TV and the Creditors' Committee shall, by operation of the Plan and without need for further Bankruptcy Court order or corporate action, be appointed the sole director and president of Sun TV and shall serve in such capacities through the earlier of the date Sun TV is dissolved in accordance with Section 5.1(c) of the Plan and the date such individual resigns, is terminated for cause or is unable to serve; and PROVIDED FURTHER, that, in the event that both James Moran and his successor resign, are terminated for cause or are unable to serve as a director, then Sun TV, in consultation with the Creditors' Committee, shall have the right to select their replacement who shall be appointed the sole director and president of Sun TV and shall serve in that capacity until Sun TV is dissolved in accordance with Section 5.1(c) of the Plan.

                  c. Upon the Distribution of all assets of the Estates pursuant to this Plan and the filing by or on behalf of Sun TV of a certification to that effect with the Bankruptcy Court, Sun TV shall be dissolved for all purposes effective as of the Final Distribution Date without the necessity for any other or further actions to be taken by or on behalf of Sun TV or payments to be made in connection therewith; PROVIDED, HOWEVER, that Sun TV shall file with the Office of the Secretary of State for the State of Delaware a certificate of dissolution. Such certificate of dissolution may be executed by an officer of Sun TV in accordance with Section 14.4 of the Plan without the need for any action or approval by the shareholders or Board of Directors of Sun TV. From and after the Effective Date, Sun TV (i) for all purposes shall be deemed to have withdrawn its business operation from any state in which Sun TV was previously conducting, or is registered or licensed to conduct, its business operations, and shall not be required to file any document, pay any sum or take any other action, in order to effectuate such withdrawal, (ii) shall be deemed to have cancelled pursuant to this Plan all Equity Interests except one authorized and issued share of the common stock of Sun TV held by the sole director of Sun TV, and (iii) shall not be liable in any manner to any taxing authority for franchise, business, license or similar taxes accruing on or after the Effective Date.

                  5.2 FUNDING FOR THIS PLAN. This Plan shall be funded by (i) Available Cash on the Effective Date and (ii) funds available after the Effective Date from, among other things, the liquidation of Sun TV's remaining assets, the prosecution and enforcement of Causes of Action, and any release of funds from the Disputed Claims Reserve after the Effective Date.

                  5.3 ACCOUNTS. Sun TV may establish one or more interest-bearing accounts as it determines may be necessary or appropriate to effectuate the provisions of this Plan consistent with section 345 of the Bankruptcy Code and any orders of the Bankruptcy Court.

                  5.4 CLOSING OF THE CHAPTER 11 CASE. When all Disputed Claims filed against Sun TV have become Allowed Claims or have been disallowed by Final Order, and all remaining assets of Sun TV have been liquidated and converted into Cash (other than those assets abandoned by Sun TV), and such Cash has been distributed in accordance with this Plan, or at such earlier time as Sun TV deems appropriate, Sun TV shall seek authority from the Bankruptcy Court to close the Chapter 11 Case in accordance with the Bankruptcy Code and the Bankruptcy Rules.

                  5.5 ENGAGEMENT OF DEBTOR OFFICER. On and after the Effective Date, Sun TV shall engage James Moran as its President, on terms and conditions substantially similar to the employment arrangement with Sun TV in effect on the Effective Date, for a period of not less than six months following the Effective Date to assist Sun TV in the performance of its duties and obligations under the Plan. James Moran may not be involuntarily terminated other than for cause prior to the one-hundred-eightieth (180th) day following the Effective Date, and then only with prior Bankruptcy Court approval after notice and a hearing.

                                   SECTION VI

                       PROVISIONS GOVERNING DISTRIBUTIONS

                  6.1 DISTRIBUTIONS.

                  a. INITIAL DISTRIBUTION DATE PAYMENTS. On the Initial Distribution Date, Sun TV shall distribute all Available Cash to the holders of Allowed Administrative Claims, Allowed Priority Claims and Allowed Claims in Classes 1, 2, 3, and 4 as provided in Section III of the Plan and/or distribute the proceeds of Collateral, or deliver the Collateral to the holders of Allowed Claims in Class 2 pursuant to Section III of the Plan; PROVIDED, HOWEVER, that in no event shall Sun TV be obligated to make a Distribution to the holders of Claims in Class 3 if the amount of Available Cash then on hand is $1 million or less or such Distribution of Available Cash would result in less than a one percent (1%) Distribution to any holder of an Allowed Claim in Class 3. Distributions to any holder of an Allowed Claim shall be allocated first to the principal portion of such Allowed Claim, and, only after satisfaction in full of the principal portion of such Allowed Claim, if any, to any portion of such Allowed Claim comprising interest (but solely to the extent that such interest is an allowable Claim pursuant to this Plan or otherwise). All payments shall be made in accordance with the priorities established by the Bankruptcy Code.

                  b. DISTRIBUTIONS ON A SUBSEQUENT DISTRIBUTION DATE. Except as otherwise provided in this Plan, to the extent there is Available Cash subsequent to the Effective Date from, among other things, (i) the liquidation and conversion to Cash of assets of Sun TV, (ii) the prosecution and enforcement of Causes of Action (including Avoidance Actions), (iii) the release of funds from the Disputed Claims Reserve in accordance with Section 7.7 of this Plan, and (iv) the return of unclaimed, undeliverable or time-barred Distributions to holders of Allowed Claims pursuant to Section VI of this Plan, on a Subsequent Distribution Date, Sun TV shall distribute to each holder of a Claim that was Allowed on the Effective Date or subsequently became Allowed on or before the Subsequent Distribution Date Available Cash in an amount necessary to cause such holder to have received an aggregate Distribution of Cash in respect of such Allowed Claim equal to the Distribution that such holder would have received in respect of such Allowed Claim on the Effective Date if (x) such Available Cash had been available for Distribution on the Effective Date, (y) such Allowed Claim had been Allowed on the Effective Date in the amount in which it is Allowed on the Subsequent Distribution Date, and (z) Claims or portions thereof that were disallowed subsequent to the Effective Date and on or before the Subsequent Distribution Date had been disallowed on the Effective Date; PROVIDED, HOWEVER, that in no event shall Sun TV be obligated to make a Subsequent Distribution to the holders of Claims in Class 3 if the amount of Available Cash then on hand is $1 million or less or such Distribution of Available Cash would result in less than a one percent (1%) Distribution to any holder of an Allowed Claim entitled thereto; PROVIDED FURTHER, HOWEVER, that in no event shall the foregoing impair the right of Sun TV under Section 7.7 of this Plan to use excess funds in the Disputed Claims Reserve to satisfy the costs of administering this Plan.

                  c. DISTRIBUTIONS ON THE FINAL DISTRIBUTION DATE. Unless otherwise provided in this Plan, to the extent there is Available Cash subsequent to the Effective Date from, among other things, (i) the liquidation and conversion to Cash of assets of Sun TV, (ii) the prosecution and enforcement of Causes of Action (including Avoidance Actions), (iii) the release of funds from the Disputed Claims Reserve in accordance with Section 7.7 of this Plan, or
(iv) the return of unclaimed, undeliverable or time-barred Distributions to holders of Allowed Claims pursuant to Sections 6.3 and 6.5 of this Plan, Sun TV shall, on the Final Distribution Date, distribute all such Available Cash to each holder of a Claim that was Allowed on the Effective Date, or subsequently became Allowed on or before the Final Distribution Date in an amount necessary to cause such holder to receive aggregate Distributions of Cash in respect of such Allowed Claim equal to the Distribution that such holder would have received in respect of such Allowed Claim on the Effective Date if (x) such Available Cash had been available for Distribution on the Effective Date, (y) such Allowed Claim had been Allowed on the Effective Date in the amount in which it is Allowed on the Final Distribution Date, and (z) Claims or portions thereof that were disallowed subsequent to the Effective Date and on or before the Final Distribution Date had been disallowed on the Effective Date; PROVIDED, HOWEVER, that in no event shall Sun TV be obligated to make such a Distribution if, in the discretion of Sun TV, there is insufficient Available Cash to make a cost-efficient Distribution, taking into account the size of the Distribution to be made and the number of recipients of such Distribution, in which event such Available Cash shall either be paid into the Bankruptcy Court and disposed of under chapter 129 of title 28 of the United States Code or be donated to a reputable charitable organization, if permitted by applicable law; PROVIDED FURTHER, HOWEVER, that in no event shall the foregoing impair the right of Sun TV under Section 7.7 of this Plan to use excess funds in the Disputed Claims Reserve to satisfy the costs of administering the Plan.

                  6.2 DISTRIBUTIONS OF CASH. At the option of Sun TV, any Distribution payable by Sun TV pursuant to this Plan shall be made by a check drawn on a domestic bank or by wire transfer.

                  6.3 DELIVERY OF DISTRIBUTIONS AND UNDELIVERABLE DISTRIBUTIONS. Distributions to holders of Allowed Claims shall be made at the address of each such holder as set forth on the Schedules filed with the Bankruptcy Court unless superseded by the address as set forth on the proofs of Claim filed by such holders or by a written notice to the Claims Agent providing actual knowledge to the Claims Agent of a change of address. If any holder's Distribution is returned as undeliverable, no further Distributions to such holder shall be made unless and until the Claims Agent is notified in writing of such holder's then current address, at which time all Distributions shall be made to such holder, without interest. All Claims for undeliverable Distributions shall be made on or before the earlier of (i) with respect to the initial Distributions made on or after the Effective Date, one hundred and twenty (120) days after the date such undeliverable Distribution was initially made, or (ii) with respect to the Distributions made on a Subsequent Distribution Date, ninety (90) days after the date such undeliverable Distribution was initially made, or (iii) with respect to any Distribution, the thirtieth (30th) day prior to the Final Distribution Date. If any Claim for an undeliverable Distribution is not timely made as provided in the foregoing sentence, such Claim shall be forever barred. After such date (as applicable), all unclaimed property shall be applied first to satisfy the costs of administering the Plan, then to Available Cash for Distribution in accordance with the Plan, and the holder of any such Claim shall not be entitled to any other or further Distribution under the Plan on account of such undeliverable Distribution or such Claim, unless the holder of such Claim moves the Bankruptcy Court, on notice to Sun TV and the Creditors' Committee, to reinstate such Claim, which motion shall be granted provided that (i) Available Cash remains from which such Distributions on account of such Claim could be made and (ii) such motion is filed and served by no later than the thirtieth (30th) day prior to the Final Distribution Date. On the first anniversary of the Effective Date and on the earlier of the second anniversary of the Effective Date or the Final Distribution Date, or as soon thereafter as is practicable, Sun TV shall file with the Bankruptcy Court a list identifying all undeliverable Distributions as to which Claims first became barred, pursuant to the provisions of this Section 6.3, during the year preceding the filing of such list.

                  6.4 WITHHOLDING AND REPORTING REQUIREMENTS. In connection with the Plan and any instruments issued in connection therewith, Sun TV shall comply with all applicable withholding and reporting requirements imposed by any federal, state or local taxing authority, and all Distributions under this Plan shall be subject to any such withholding or reporting requirements.

                  6.5 TIME BAR TO CASH PAYMENTS. Checks issued by Sun TV or the Disbursing Agent in respect of Allowed Claims shall be null and void if not negotiated within sixty (60) days after the date of issuance thereof. Requests for reissuance of any check shall be made to Sun TV, in accordance with the notice provisions of Section 14.12 of this Plan, by the holder of the Allowed Claim to whom such check originally was issued, on or before the earlier of (i) thirty (30) days after the expiration of the sixty day period following the date of issuance of such check and (ii) the thirtieth (30th) day prior to the Final Distribution Date. After such date (as applicable), all funds held on account of such voided check shall be applied first to satisfy the costs of administering and fully consummating this Plan, then to Available Cash for Distribution in accordance with this

Plan, and the holder of any such Claim shall not be entitled to any other or further Distribution under this Plan on account of such voided check or such Claim.

                  6.6 SETOFFS. In accordance with section 553 of the Bankruptcy Code and applicable non-bankruptcy law, Sun TV may setoff against or recoup from any Allowed Claim and the Distributions to be made pursuant to the Plan on account of such Claim (before any Distribution is made on account of such Claim), the claims, rights and Causes of Action of any nature that Sun TV may hold against the holder of such Allowed Claim, including, without, limitation, any rights of Sun TV pursuant to Section 502(d) of the Bankruptcy Code, PROVIDED, HOWEVER, that neither the failure to effect such a setoff or assert a recoupment nor the allowance of any Claim hereunder shall constitute a waiver or release by Sun TV of any such claims, rights and Causes of Action that Sun TV may possess against such holder, and PROVIDED FURTHER, HOWEVER, that any claim of Sun TV arising before the Petition Date shall first be setoff against Claims against Sun TV arising before the Petition Date. Sun TV shall send a notice of setoff to each holder of an Allowed Claim against whom it effects a setoff.

                  6.7 PROFESSIONAL FEES AND EXPENSES. Each Professional requesting compensation in the Chapter 11 Case shall file an application for an allowance of final compensation and reimbursement of expenses in the Chapter 11 Case incurred through the Confirmation Date on or before a date to be set by the Bankruptcy Court in the Confirmation Order. Objections to any such application shall be filed on or before a date to be set by the Bankruptcy Court in the Confirmation Order.

                  6.8 TRANSACTIONS ON BUSINESS DAYS. If the Effective Date or any other date on which a transaction or act may occur under this Plan shall occur on a day that is not a Business Day, the transaction or act contemplated by this Plan to occur on such day shall instead occur on the next succeeding Business Day.

                  6.9 MINIMUM DISTRIBUTIONS. If a Distribution to be made to a given holder of an Allowed Claim other than an Allowed Convenience Claim on the Initial Distribution Date or any Subsequent Distribution Date, including the Final Distribution Date, would be Fifty Dollars ($50.00) or less in the aggregate, notwithstanding any contrary provision of this Plan, no such Distribution will be made to such holder unless a request therefor is made in writing to Sun TV. Any Distributions withheld pursuant to this Section 6.9 will become Available Cash for Distribution in accordance with this Plan.

                                   SECTION VII

              PROCEDURES FOR RESOLVING AND TREATING DISPUTED CLAIMS

                  7.1 NO DISTRIBUTION PENDING ALLOWANCE. Notwithstanding any other provision of this Plan, no Cash or other property shall be distributed under this Plan on account of any Disputed Claim, unless and until such Claim becomes an Allowed Claim.

                  7.2 RESOLUTION OF DISPUTED CLAIMS. Unless otherwise ordered by the Bankruptcy Court after notice and a hearing, Sun TV shall have the exclusive right (except as to applications for allowances of compensation and reimbursement of expenses under sections 330 and 503 of the Bankruptcy Code) to make and file objections to Claims. Sun TV shall serve a copy of each objection upon the holder of the Claim to which the object is made as soon as practicable, but in no event later than one hundred and eighty (180) days after the Effective Date; PROVIDED, HOWEVER, that such one hundred and eighty (180) day period may be extended by the Bankruptcy Court at the request of Sun TV. Any Claim, other than a Claim for Professional Fees, that is not an Allowed Claim shall be determined, resolved, or adjudicated in accordance with the Claims Objection Procedures Order, which after the Effective Date shall apply MUTATIS MUTANDI, with Sun TV succeeding to the rights and responsibilities of the Debtors thereunder. Prior to the Effective Date, the filing, litigation, settlement, or withdrawal of all objections shall be the responsibility of the Debtors.

                  7.3 ESTIMATION. Sun TV may, at any time, request that the Bankruptcy Court estimate any Disputed Claim pursuant to section 502(c) of the Bankruptcy Code regardless of whether Sun TV has previously objected to such Claim. The Bankruptcy Court will retain jurisdiction to estimate any Claim at any time. In the event that the Bankruptcy Court estimates any Disputed Claim, that estimated amount may constitute either the Allowed Amount of such Claim, the amount that shall be reserved for the Claim for purposes of calculating the Disputed Claims Reserve, or a maximum limitation on such Claim, as determined by the Bankruptcy Court. If the estimated amount constitutes a maximum limitation on such Claim, Sun TV may elect to pursue any supplemental proceedings to object to any ultimate payment of such Claim. All of the aforementioned Claims objection, estimation, and resolution procedures are cumulative and not necessarily exclusive of one another. On and after the Confirmation Date, Claims which have been estimated may subsequently be compromised, settled, withdrawn or otherwise resolved as provided in Section 7.2 of this Plan.

                  7.4 RESERVE ACCOUNTS FOR DISPUTED CLAIMS. On and after the date on which Sun TV makes its Initial Distribution and any Subsequent Distribution to holders of Allowed Claims pursuant to Section VI of the Plan, Sun TV shall hold in one or more Disputed Claims Reserves, Cash in an aggregate amount sufficient to pay each holder of a Disputed Claim (i) in the amount of Cash that such holder would have been entitled to receive under this Plan if such Claim had been an Allowed Claim on the Initial

Distribution Date or the Subsequent Distribution Date or (ii) such lesser amount as the Bankruptcy Court may estimate pursuant to Section 7.3 of this Plan or may otherwise order. Cash withheld and reserved for payments to holders of Disputed Claims shall be held and deposited by Sun TV in one or more segregated interest-bearing reserve accounts, as determined by Sun TV, to be used to satisfy such Claims if and when such Disputed Claims become Allowed Claims.

                  7.5 INVESTMENT OF DISPUTED CLAIMS RESERVE. Sun TV shall be permitted, from time to time, in its sole discretion, to invest all or a portion of the Cash in the Disputed Claims Reserve in United States Treasury Bills (or in a fund that invests substantially all of its assets in United States Treasury securities), interest-bearing certificates of deposit, tax exempt securities or investments permitted by section 345 of the Bankruptcy Code or otherwise authorized by the Bankruptcy Court, using prudent efforts to enhance the rates of interest earned on such Cash without inordinate credit risk or interest rate risk. All interest earned on such Cash shall be held in the Disputed Claims Reserve and, after satisfaction of any expenses incurred in connection with the maintenance of the Disputed Claims Reserve, including taxes payable on such interest income, if any, shall be transferred out of the Disputed Claims Reserve and shall be applied first to satisfy the costs of administering and fully consummating this Plan, then to Available Cash for Distribution in accordance with the Plan.

                  7.6 ALLOWANCE OF DISPUTED CLAIMS. If, on or after the Effective Date, any Disputed Claim becomes an Allowed Claim, Sun TV shall, thirty (30) days after the date on which the Claim becomes an Allowed Claim, or as soon thereafter as is practicable, distribute from the Disputed Claims Reserve to the holder of such Allowed Claim the amount of Cash that such holder would have been entitled to receive under this Plan if such Claim had been an Allowed Claim on the Effective Date, which shall not exceed the amount of Cash reserved on account of such Claim.

                  7.7 RELEASE OF FUNDS FROM DISPUTED CLAIMS RESERVE. If at any time or from time to time after the Effective Date, there shall be Cash in the Disputed Claims Reserve in an amount in excess of the amount which Sun TV is required at such time to reserve on account of Disputed Claims (including accrued interest) under this Plan or pursuant to any Order of the Bankruptcy Court, such excess funds shall become available to Sun TV generally and shall be applied first to satisfy the cost of administering and fully consummating this Plan, then to Available Cash for Distribution in accordance with this Plan.

                  7.8 LATE CLAIMS. Except as otherwise expressly provided in this Plan, any Claim not deemed filed pursuant to Section 1111(a) of the Bankruptcy Code or timely filed pursuant to the Bankruptcy Code, Bankruptcy Rules or any applicable order of the Bankruptcy Court, shall (a) not be treated as an Allowed Claim and (b) be expunged from the Claims register in the Chapter 11 Case without need for any further notice, motion, or order.

                                  SECTION VIII

            EXECUTORY CONTRACTS AND UNEXPIRED LEASES UNDER THIS PLAN

                  8.1 ALL EXECUTORY CONTRACTS AND UNEXPIRED LEASES REJECTED
IF NOT LISTED ON ASSUMPTION SCHEDULE. Except as otherwise provided herein or pursuant to a Final Order of the Bankruptcy Court approving the assumption of any executory contract or unexpired lease, effective as of the Effective Date, all executory contracts and unexpired leases of the Debtors not specifically listed on the Assumption Schedule shall be deemed to be automatically rejected as of the Confirmation Date. The Confirmation Order shall constitute an order of the Bankruptcy Court approving such rejections pursuant to section 365(a) of the Bankruptcy Code as of the Confirmation Date.

                  8.2 ASSUMED EXECUTORY CONTRACTS AND UNEXPIRED LEASES. All executory contracts and unexpired leases of the Debtors specifically listed on the Assumption Schedule shall be deemed automatically assumed by the Debtor that is a party thereto upon the Effective Date. The Confirmation Order shall constitute an order of the Bankruptcy Court approving such assumptions pursuant to section 365(a) of the Bankruptcy Code. Subject to the last sentence of this
Section 8.2, the Debtors may at any time on or before the Confirmation Date amend the Assumption Schedule to delete therefrom or add thereto any executory contract or unexpired lease, in which event such executory contract or unexpired lease shall be deemed to be rejected or assumed, respectively, as of the Effective Date. The Debtors shall provide notice of any amendments to the Assumption Schedule to the parties to the executory contracts or unexpired leases affected thereby, counsel to the Creditors' Committee, and to parties who have requested notice pursuant to Bankruptcy Rule 2002. The fact that any contract or lease is listed on the Assumption Schedule shall not constitute or be construed to constitute an admission that such contract or lease is an executory contract or unexpired lease within the meaning of section 365 of the Bankruptcy Code or that the Debtors or any successor in interest to the Debtors has any liability thereunder. Each assumed executory contract and unexpired lease of the Debtors that relates to the use or occupancy of real property shall include (a) all modifications, amendments, supplements, restatements, or other agreements made directly or indirectly by any agreement, instrument, or other document that in any manner affects such executory contract or unexpired lease and (b) all executory contracts or unexpired leases appurtenant to the premises, including all easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, powers, uses, usufructs, reciprocal easement agreements, vaults, tunnel or bridge agreements, or franchises, and any other interests in real estate or rights IN REM related to such premises, unless any of the foregoing agreements has been rejected pursuant to a Final Order of the Bankruptcy Court.

                  8.3 PAYMENTS RELATED TO ASSUMPTION OF EXECUTORY CONTRACTS
AND UNEXPIRED LEASES. Any monetary amounts by which each executory contract and unexpired lease to be assumed under the Plan may be in default shall be satisfied by Cure, under section 365(b)(1) of the Bankruptcy Code. In the event of a dispute regarding (i) the nature or the amount of any Cure, (ii) the ability of Debtors to provide "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy Code) under the contract or lease to be assumed, or (iii) any other matter pertaining to assumption, Cure shall occur following the entry of a Final Order resolving the dispute.

                  8.4 BAR DATE FOR REJECTION DAMAGES. If the rejection by the Debtors pursuant to the Plan of an executory contract or unexpired lease results in a Claim, then such Claim shall be released and barred forever and shall not be enforceable against the Debtors or any of their property unless a proof of Claim is filed with the clerk of the Bankruptcy Court and served upon, as the case may be, counsel to the Debtors and counsel to the Creditors' Committee within thirty (30) days after the earlier to occur of (a) the Confirmation Date and (b) the entry of an order by the Bankruptcy Court authorizing rejection of a particular executory contract or lease.

                  8.5 RETIREE BENEFITS. Sun TV has no retiree benefit plans, fund or programs, as defined in section 1114 of the Bankruptcy Code, for the purpose of providing or reimbursing payments for retired employees and their spouses and dependents for medical, surgical, or hospital care benefits, or benefits in the event of sickness, accident, disability, or death under any plan, fund, or program (through the purchase of insurance or otherwise). Accordingly, no such payments will be made.

                                   SECTION IX

                            SUBSTANTIVE CONSOLIDATION

                  The Plan contemplates and is predicated upon substantive consolidation of Sun TV into a single entity solely for purposes of all actions associated with confirmation and consummation of the Plan. Pursuant to the Confirmation Order, subject to the occurrence of the Effective Date: (i) all intercompany Claims by and among Sun TV shall be eliminated; (ii) all assets and liabilities of Sun TV shall be merged or treated as though they were merged;
(iii) any obligation of Sun TV and all guarantees thereof executed by Sun TV shall be deemed to be one obligation of the consolidated Debtors; (iv) any Claims filed or to be filed in connection with any such obligation and such guarantees shall be deemed one Claim against Sun TV; and (v) each and every Claim filed in the Chapter 11 Case shall be deemed a single obligation of all of Sun TV under the Plan on and after the Effective Date. On the Effective Date, and in accordance with the terms of the Plan and the consolidation of the assets and liabilities of Sun TV, all Claims based upon guarantees of collection, payment or performance made by Sun TV as to the obligations of Sun TV or of any other Person shall be released and of no further force and effect; PROVIDED, HOWEVER, that nothing herein shall affect the obligations of Sun TV under the Plan.

                                    SECTION X

                    CONDITIONS PRECEDENT TO CONFIRMATION DATE

                           AND EFFECTIVE DATE OF PLAN

                  10.1 CONDITIONS TO CONFIRMATION DATE OF THE PLAN. The following are conditions precedent to the occurrence of the Confirmation Date of the Plan that must be satisfied unless waived in accordance with Section 10.3 of the Plan:

                  a. ENTRY OF THE CONFIRMATION ORDER. The Confirmation Order shall be in form and substance reasonably acceptable to the Debtors and shall, among other things:

                  (i) decree that the Confirmation Order shall supersede any Bankruptcy Court orders issued prior to the Confirmation Date that may be inconsistent with the Confirmation Order;

                  (ii) decree that all transfers of assets of the Debtors contemplated under this Plan shall be free and clear of all Claims, all Liens, and all encumbrances against such assets;

                  (iii) authorize the implementation of this Plan in accordance with its terms;

                  (iv) provide that any transfers effected under this Plan shall be and are exempt from any state, city, or other municipality transfer taxes, mortgage recording taxes, and any other stamp or similar tax under section 1146(c) of the Bankruptcy Code;

                  (v) approve the other settlements, transactions, and agreements to be effected pursuant to this Plan in all respects;

                  (vi) provide that any and all executory contracts or unexpired leases assumed by the Debtors during the Chapter 11 Case or under the Plan shall remain in full force and effect for the benefit of Sun TV notwithstanding any provision in such contract or lease (including those described in sections 365(b)(2) and (f) of the Bankruptcy Code) that prohibits such assignment or transfer or that enables or requires termination of such contract or lease;

                  (vii) determine that any objection, not previously withdrawn or settled, to the adequacy of the information contained in the Disclosure Statement is overruled, and the information contained in the Disclosure Statement was adequate for the purpose of soliciting Ballots for Confirmation of the Plan;

                  (viii) find that the Plan complies with all applicable provisions of the Bankruptcy Code, including that the Plan was proposed in good faith and that the Confirmation Order was not procured by fraud;

                  (ix) except as expressly provided in this Plan, provide that all Equity Interests shall be extinguished and canceled effective upon the Effective Date; and

                  (x) determine that the substantive consolidation of the Debtors as provided in the Plan is approved and authorized, and such substantive consolidation is in the best interests of the Estates.

                  b. FINALITY OF ORDER APPROVING DISCLOSURE STATEMENT. The order of the Bankruptcy Court, among other things, approving the Disclosure Statement shall have been entered and be a Final Order.

                  10.2 CONDITIONS TO THE EFFECTIVE DATE OF THE PLAN. The following are conditions precedent to the filing of the Notice of Effective Date pursuant to Section 10.4 of this Plan and the occurrence of the Effective Date of this Plan:

                  a. The Bankruptcy Court shall have entered the Confirmation Order, in form and substance satisfactory to Sun TV and the Creditors' Committee;

                  b. No stay of the Confirmation Order shall be in effect at the time the other conditions set forth in this Section 10.2 are satisfied or, if permitted, waived;

                  c. All documents, instruments, and agreements, in form and substance satisfactory to Sun TV, provided for under or necessary to implement this Plan shall have been executed and delivered by the parties thereto, unless such execution or delivery has been waived by the party benefited thereby; and

                  d. Either (i) all real and personal property of Sun TV shall have been liquidated into Cash or disposed of by Sun TV or (ii) there shall exist sufficient Available Cash to pay all Administrative Claim and Priority Claims which are Allowed Claims.

                  10.3 WAIVER OF CONDITIONS. Sun TV may waive the conditions to effectiveness of this Plan set forth in Section 10.2 of this Plan.

                  10.4 NOTICE OF EFFECTIVE DATE. On the first Business Day after the Confirmation Date on which all conditions to effectiveness of this Plan are satisfied or waived as provided in this Section 10, or as soon thereafter as is reasonably practicable, Sun TV shall file with the Bankruptcy Court a Notice of Effective Date, substantially in the form of Exhibit B to this Plan, which notice shall constitute appropriate and adequate notice that this Plan has become effective; PROVIDED HOWEVER, that Sun TV shall have no obligation to notify any Person other than the Creditors' Committee of such fact. The Plan shall be deemed to be effective as of 12:01 a.m., Eastern time, on the date of such filing. A courtesy copy of the Notice of Effective Date may be, but shall not be required to be, sent by first class mail, postage prepaid (or, at Sun TV's option, by courier or facsimile) to those Persons who have filed with the Bankruptcy Court requests for notices pursuant to Bankruptcy Rule 2002.

                                   SECTION XI

                          EFFECTS OF PLAN CONFIRMATION

                  11.1 BINDING EFFECT. Except as otherwise provided in section 1141(d) of the Bankruptcy Code, on and after the Confirmation Date, the provisions of the Plan shall bind any holder of a Claim against, or Equity Interest in, Sun TV and its respective successors and assigns, whether or not the Claim or Equity Interest of such holder is impaired under the Plan and whether or not such holder has accepted the Plan.

                  11.2 TERM OF INJUNCTIONS OR STAYS. Unless otherwise provided, all injunctions or stays provided for in the Chapter 11 Case pursuant to section 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date.

                  11.3 PRESERVATION OF CAUSES OF ACTION; DEFENSES. Except as otherwise provided in the Plan, in accordance with section 1123(b) of the Bankruptcy Code, Sun TV shall retain and may enforce any Avoidance Actions or other Causes of Action, or rights to payment of claims, that belong to or could have been raised by or on behalf of the Debtors or Debtors-in-Possession or their respective Estates, other than any such actions that were commenced on or before the Effective Date and Sun TV shall retain and may enforce such claims, rights and Causes of Action that are property of the Debtors or their Estates, and Sun TV shall retain and may enforce all defenses and counterclaims to all Claims asserted against the Debtors or their Estates, including, but not limited to, setoff, recoupment and any rights under section 502(d) of the Bankruptcy Code.

                                   SECTION XII

                                    RELEASES

                  12.1 RELEASE OF THE DEBTORS. Except as otherwise specifically provided for by this Plan, any Person accepting any Distribution pursuant to this Plan shall be presumed conclusively to have released the Debtors from any Cause of Action based on, arising from, or in any way connected with the same subject matter as the Claim or Equity Interest on which the Distribution is received. The release described in the preceding sentence shall be enforceable as a matter of contract law against any Person that accepts any Distribution pursuant to this Plan.

                  12.2 RELEASES OF OFFICERS, DIRECTORS, EMPLOYEES, AND PROFESSIONALS. As of the Effective Date, the Debtors and the Creditors' Committee release and are permanently enjoined from any prosecution or attempted prosecution of any and all Causes of Action which they have, may have or claim to have against (i) any present or former director, officer or employee of the Debtors and (ii) the Professionals; PROVIDED, HOWEVER, that the foregoing shall not operate as a waiver of or release from any Causes of Action arising out of any express contractual obligation owing by any such director, officer or employee to the Debtors or any reimbursement obligation of any such director, officer or employee with respect to a loan or advance made by the Debtors to such director, officer or employee.

                                  SECTION XIII

                            RETENTION OF JURISDICTION

                  13.1 JURISDICTION OF BANKRUPTCY COURT. The Bankruptcy Court shall retain exclusive jurisdiction of all matters arising under, arising out of, or related to, the Chapter 11 Case and this Plan pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following purposes:

                  a. To hear and determine any motions for the assumption or rejection of executory contracts or unexpired leases, and the allowance of any Claims resulting therefrom;

                  b. To hear and determine any and all adversary proceedings, applications, and contested matters whether commenced on or after the Effective Date;

                  c. To hear and determine any and all Avoidance Actions whether commenced on or after the Effective Date;

                  d. To hear and determine objections to Claims;

                  e. To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified or vacated;

                  f. To issue such orders in aid of execution of this Plan to the extent authorized by section 1142 of the Bankruptcy Code;

                  g. To consider any modifications of this Plan, to cure any defect or omission, or reconcile any inconsistency in any order of the Bankruptcy Court, including, without limitation, the Confirmation Order;

                  h. To hear and determine all applications for compensation and reimbursement of expenses of professionals under sections 330, 331 and 503(b) of the Bankruptcy Code;

                  i. To hear and determine disputes arising in connection with the interpretation, implementation or enforcement of this Plan;

                  j. To recover all assets of Sun TV and property of the Estate, wherever located;

                  k. To hear and determine matters concerning state, local, and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code (including any requests for expedited determinations under section 505(b) of the Bankruptcy Code filed, or to be filed, with respect to tax returns for any and all taxable periods ending after the Petition Date through, and including, the Final Distribution Date);

                  l. To hear any other matter consistent with the provisions of the Bankruptcy Code; and

                  m. To enter a final decree closing the Chapter 11 Case.

                                   SECTION XIV

                            MISCELLANEOUS PROVISIONS

                  14.1 DELETION OF CLASSES AND SUBCLASSES. Any Class or subclass that does not contain as an element thereof an Allowed Claim or a Claim temporarily allowed under Bankruptcy Rule 3018 as of the date of the commencement of the Confirmation Hearing shall be deemed deleted from this Plan for purposes of voting to accept or reject this Plan and for purposes of determining acceptance or rejection of this Plan by such Class or subclass under section 1129(a)(8) of the Bankruptcy Code.

                  14.2 ADDITION OF SUBCLASSES. In the event that any subclass of Class 2 (Secured Claims) would contain as elements thereof two or more Secured Claims Collateralized by different properties or interests in property or Collateralized by Liens against the same property or interest in property having different priority, that subclass shall be deemed divided into separate subclasses of Class 2 (Secured Claims).

                  14.3 DISSOLUTION OF THE CREDITORS' COMMITTEE. On the Final Distribution Date, the Creditors' Committee shall be dissolved and the members thereof shall be released from all authority, duties, responsibilities, and obligations related to and arising from and in connection with the Chapter 11 Case, and the retention or employment of the Creditors' Committee's attorneys, accountants, and other agents, shall terminate.

                  14.4 EFFECTUATING DOCUMENTS AND FURTHER TRANSACTIONS. Upon entry of the Confirmation Order, the President of Sun TV, and any other officer of Sun TV designated by the same, shall be authorized to execute, deliver, file, or record such contracts, instruments, releases and other agreements or documents and take such actions on behalf of Sun TV as may be necessary or appropriate to effectuate and further evidence the provisions of this Plan, without any further action by or approval of the shareholders or Board of Directors of Sun TV.

                  14.5 EXEMPTION FROM TRANSFER TAXES. Pursuant to section 1146(c) of the Bankruptcy Code, the assignment or surrender of any lease or sublease, or the delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with this Plan, whether arising prior or subsequent to the Confirmation Date, including any deeds, bills of sale or assignments executed in connection with any disposition of assets contemplated by this Plan shall not be subject to any stamp, real estate transfer, mortgage, recording, or other similar tax.

                  14.6 EXCULPATION. In addition to the provisions of Section XII of this Plan, neither Sun TV nor the Creditors' Committee, nor any of their respective members, officers, directors, employees, attorneys, advisors or agents who were members, officers, directors, employees, attorneys, advisors or agents, as the case may be, during the Chapter 11 Case shall have or incur any liability to any holder of a Claim or Equity Interest or to any other Person for any act or omission in connection with, or arising out of, the Chapter 11 Case, the pursuit of confirmation of this Plan, the consummation of this Plan, or the administration of this Plan or the property to be distributed under this Plan except for willful misconduct or gross negligence, and, in all respects, Sun TV and the Creditors' Committee and each of their respective members, officers, directors, employees, advisors, and agents shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under this Plan.

                  14.7 POST-CONFIRMATION DATE FEES AND EXPENSES OF PROFESSIONALS. After the Confirmation Date, Sun TV shall, in the ordinary course of business and without the necessity for any approval by the Bankruptcy Court, pay the reasonable fees and expenses of the professional persons employed by Sun TV or the Creditors' Committee in connection with the implementation and consummation of this Plan, the claims reconciliation process and any other matters as to which such professionals may be engaged. The fees and expenses of such professionals shall be paid by Sun TV within ten (10) Business Days after submission to Sun TV and the Creditors' Committee of a detailed invoice therefor. If Sun TV or the Creditors' Committee dispute the reasonableness of any such invoice, Sun TV shall timely pay the undisputed portion of such invoice, and Sun TV, the Creditors' Committee, or the affected professional may, after attempting to resolve the dispute, submit such dispute to the Bankruptcy Court for a determination of the reasonableness of such invoice.

                  14.8 PAYMENT OF STATUTORY FEES. All fees payable pursuant to Chapter 123 of title 28, United States Code, as determined by the Bankruptcy Court on the Confirmation Date, shall be paid on the Effective Date. Any statutory fees accruing after the Confirmation Date shall constitute Administrative Claims and be paid in accordance with Section 2.1 of this Plan.

                  14.9 MODIFICATION OF PLAN. Sun TV reserves the right, in accordance with the Bankruptcy Code and the Bankruptcy Rules, to amend or modify this Plan at any time prior to the entry of the Confirmation Order. After the entry of the Confirmation Order, Sun TV may, upon order of the Bankruptcy Court, amend or modify this Plan, in accordance with section 1127(b) of the Bankruptcy Code, or remedy any defect or omission or reconcile any inconsistency in this Plan in such manner as may be necessary to carry out the purpose and intent of this Plan. A holder of an Allowed Claim that is deemed to have accepted this Plan shall be deemed to have accepted this Plan as modified if the proposed modification does not materially and adversely change the treatment of the Claim of such holder.

                  14.10 WITHDRAWAL OR REVOCATION. Sun TV, with the written consent of the Creditors' Committee, may withdraw or revoke this Plan at any time prior to the Confirmation Date. If Sun TV revokes or withdraws this Plan prior to the Confirmation Date, or if the Confirmation Date does not occur, then this Plan shall be deemed null and void. In such event, nothing contained herein shall be deemed to constitute a waiver or release of any Claim by or against Sun TV or any other person or to prejudice in any manner the rights of Sun TV or any other person in any further proceedings involving Sun TV.

                  14.11 COURTS OF COMPETENT JURISDICTION. If the Court abstains from exercising, or declines to exercise, jurisdiction or is otherwise without jurisdiction over any matter arising out of this Plan, such abstention, refusal, or failure of jurisdiction shall have no effect upon and shall not control, prohibit, or limit the exercise of jurisdiction by any other court having competent jurisdiction with respect to such matter.

                  14.12 NOTICES. Any notices to or requests of Sun TV by parties in interest under or in connection with this Plan shall be in writing and served either by (i) certified mail, return receipt requested, postage prepaid, (ii) hand delivery, (iii) confirmed facsimile or telecopy transmission, or (iv) reputable overnight delivery service, all charges prepaid, and shall be deemed to have been given when received by the following parties:

                  To the Debtors:
                           SUN TV AND APPLIANCES, INC.
                           6600 Port Road
                           Groveport, Ohio  43125
                           Tel.: (614) 492-5600
                           Fax:  (614) 492-5688
                           Attn: President

                           with copies to:
                           MILBANK, TWEED, HADLEY & McCLOY LLP
                           Attorneys for Sun TV
                           1 Chase Manhattan Plaza
                           New York, NY  10005
                           Tel.: (212) 530-5000
                           Fax:  (212) 530-5219
                           Attn: Luc A. Despins, Esq.
                                 Dennis F. Dunne, Esq.

                           -and-

                           YOUNG CONAWAY STARGATT
                           & TAYLOR, LLP
                           Attorneys for Sun TV
                           P.O. Box 391
                           Rodney Square North, 11th Floor
                           Wilmington, Delaware  19801
                           Tel.: (302) 571-6600
                           Fax:  (302) 571-1253
                           Attn: Laura Davis Jones, Esq.
                                 Robert S. Brady, Esq.

                  To the Creditors' Committee:

                           OTTERBOURG, STEINDLER, HOUSTON & ROSEN, P.C.
                           Attorneys for the Creditors' Committee
                           230 Park Avenue

                           New York, New York 10169
                           Tel.: (212) 661-9100
                           Fax:  (212) 682-6104
                           Attn: Scott L. Hazan, Esq.
                                 Brett H. Miller, Esq.

                           -and-

                           PEPPER HAMILTON LLP
                           1201 Market Street
                           Wilmington, DE 19801
                           Tel.: (302) 777-6500
                           Fax:  (302) 656-8865
                           Attn: David B. Stratton, Esq.

                  14.13 NO INTEREST. Except as specifically provided for in the Plan or the Confirmation Order, interest shall not accrue on Claims, and no holder of a Claim shall be entitled to interest accruing on or after the Petition Date on any Claim. Interest shall not accrue or be paid upon any Disputed Claim in respect of the period from the Petition Date to the date a final Distribution is made thereon if and after such Disputed Claim becomes an Allowed Claim. Except as expressly provided herein, no prepetition Claim shall be Allowed to the extent that it is for postpetition interest or other similar charges.

                  14.14 SEVERABILITY. In the event that the Bankruptcy Court, prior to entry of the Confirmation Order, determines that any provision of this Plan is invalid, void or unenforceable, the Bankruptcy Court shall, with the consent of Sun TV and the Creditors' Committee, have the power to alter and interpret such term or provisions to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated by such holding, alteration or interpretation. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of this Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

                  14.15 GOVERNING LAW. Except to the extent the Bankruptcy Code or Bankruptcy Rules are applicable, the rights and obligations arising under this Plan shall be governed by, and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof.

                  14.16 FAILURE OF EFFECTIVE DATE. In the event that the Effective Date does not occur, nothing in this Plan, including, without limitation, the releases contained herein, shall be binding on the Debtors, the Estates, the Creditors' Committee or any other Entity, or otherwise be of any force or effect.

                  14.17 PLAN CONTROLS. To the extent the Plan is inconsistent with the Disclosure Statement, the provisions of the Plan shall be controlling.

                  14.18 RESERVATION OF RIGHTS. If the Plan is not confirmed by a Final Order, or if the Plan is confirmed and does not become effective, the rights of all parties in interest in the Chapter 11 Case are and will be reserved in full. Any concessions or settlements reflected herein, if any, are made for purposes of the Plan only, and if the Plan does not become effective, no party in interest in the Chapter 11 Case shall be bound or deemed prejudiced by any such concession or settlement.

                  14.19 BINDING EFFECT. The rights, benefits and obligations of any Entity named or referred to in the Plan, or whose actions may be required to effectuate the terms of the Plan shall be binding on, and shall inure to the benefit of, any heir, executor, administrator, successor or assign of such Entity (including, but not limited to, any trustee appointed for the Debtors under Chapters 7 or 11 of the Bankruptcy Code). The Confirmation Order shall provide that the terms and provisions of the Plan and the Confirmation Order shall survive and remain effective after entry of any order which may be entered converting the Chapter 11 Case to a case under Chapter 7 of the Bankruptcy Code, and the terms and provisions of the Plan shall continue to be effective in this or any superseding case under the Bankruptcy Code.

                  14.20 HEADINGS. Headings are used in this Plan for convenience and reference only, and shall not constitute a part of this Plan for any other purpose.

                  14.21 EXHIBITS. All Exhibits to this Plan are incorporated into and are a part of this Plan as if set forth in full herein.



                                  [END OF TEXT]

                  IN WITNESS WHEREOF, each of the undersigned has duly executed this Plan as of the date first above written.



                                            SUN TV AND APPLIANCES, INC.



                                            By:  /s/ James Moran
                                            --------------------------------
                                            Name:  James Moran
                                            Title: President





                                            SUN TELEVISION AND APPLIANCES, INC.



                                            By:  /s/ James Moran
                                            --------------------------------
                                            Name:  James Moran
                                            Title: President